                                                                   EXHIBIT 10.21

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          Dated as of October 18, 1991
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RECITALS ..................................................................................  1

SECTION 1

                            COVENANTS OF THE COMPANY ......................................  4
         1.1      Basic Financial Information .............................................  4
         1.2      Additional Information ..................................................  5
         1.3      Prompt Payment of Taxes, etc. ...........................................  7
         1.4      Maintenance of Properties and Leases ....................................  7
         1.5      Insurance ...............................................................  7
         1.6      Accounts and Records ....................................................  8
         1.7      Independent Accountants .................................................  8
         1.8      Compliance with Requirements of Governmental
                  Authorities .............................................................  8
         1.9      Maintenance of Corporate Existence, etc. ................................  8
         1.10     Proprietary Information and Inventions Agreements .......................  8
         1.11     Indebtedness ............................................................  9
         1.12     Extension of Credit .....................................................  9
         1.13     Compensation of Officers ................................................  9
         1.14     Transactions with Affiliates ............................................  9
         1.15     Attendance at Board Meetings ............................................  9
         1.16     Board of Directors ...................................................... 10
         1.17     Termination of Covenants ................................................ 10

SECTION 2

                       RESTRICTIONS ON TRANSFERABILITY OF
                   SECURITIES; COMPLIANCE WITH SECURITIES ACT ............................. 10
         2.1      Restrictions on Transferability ......................................... 10
         2.2      Certain Definitions ..................................................... 10
         2.3      Restrictive Legend ...................................................... 11
         2.4      Notice of Proposed Transfers ............................................ 12
         2.5      Requested Registration .................................................. 13
                  (a)      Request for Registration ....................................... 13
                  (b)      Underwriting ................................................... 15
         2.6      Company Registration .................................................... 16
         2.7      Expenses of Registration ................................................ 17
         2.8      Registration on Form S-2 or Form S-3 .................................... 18
         2.9      Registration Procedures ................................................. 19
         2.10     Indemnification ......................................................... 21
         2.11     Information by Holder ................................................... 23
         2.12     Limitations on Registration of Issues of
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                                       i.
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                  Securities .............................................................  23
         2.13     Rule 144 Reporting .....................................................  24
         2.14     Transfer or Assignment of Registration Rights ..........................  24
         2.15     "Market Stand-Off" Agreement ...........................................  25

SECTION 3
                                 MISCELLANEOUS ...........................................  25

         3.1      Governing Law ..........................................................  25
         3.2      Successors and Assigns .................................................  25
         3.3      Entire Agreement; Amendment; Waiver ....................................  25
         3.4      Notices, etc. ..........................................................  26
         3.5      Delays or Omissions ....................................................  26
         3.6      Rights; Separability ...................................................  26
         3.7      Information Confidential ...............................................  26
         3.8      Title and Subtitles ....................................................  27
         3.9      Counterparts ...........................................................  27
         3.10     TFSI and SVB Warrants ..................................................  27
         3.11     Termination of Prior Agreements ........................................  27

EXHIBITS

EXHIBIT A:        Polygen Investors
EXHIBIT B:        MSI Investors
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                                      ii.

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


         Amended and Restated Investor Rights Agreement (the "Agreement") dated as of October 18, 1991, by and among POLYGEN CORPORATION, a Delaware corporation ("Polygen" or the "Company"), and the investors listed on Exhibits A and B attached hereto (the "Investors").

                                    RECITALS

         WHEREAS, in order to induce Polygen and Molecular Simulations Incorporated ("MSI") to enter into that certain Agreement and Plan of Reorganization dated August 27, 1991 (the "Merger Agreement"), the Company's obligations under which are conditioned upon the execution and delivery by the Company and the Investors of this Agreement, Polygen and the Investors hereby agree that this Agreement shall exclusively govern the rights of certain of the Investors to cause the Company to register shares of its Common Stock (the "Common Stock") issued or issuable to the Investors and certain other persons, and the other matters set forth herein;

         WHEREAS, effective upon the merger of MSI with and into Polygen (the "Merger"), the Company and the Investors desire to set forth in a single agreement any and all registration, first refusal, first offer, co-sale, financial information, inspection, observer and board representation rights and voting arrangements (collectively, "Investor Rights"), such agreement superseding all previous agreements of Polygen and MSI as to such rights and arrangements;

         WHEREAS, effective upon the consummation of the Merger, the Company's Certificate of Incorporation shall be amended to provide that all shares of the Company's preferred stock shall be automatically converted into shares of the Company's Common Stock and all rights of the Company's preferred stockholders as preferred stockholders shall thereafter be eliminated in their entirety and any rights to purchase the Company's preferred stock shall cease to exist,

         WHEREAS, certain of the Investors are parties to that certain Investor Rights Agreement dated February 24, 1989, as amended on October 16, 1990 (the "Polygen Investors Agreement") pursuant to which Polygen granted to certain of such Investors certain registration, first refusal, financial information, inspection, observer, co-sale and board representation rights;

         WHEREAS, one of the Investors is a party to that certain Series D Preferred Stock Purchase Agreement, dated February 27, 1989 (the "Polygen Series D Agreement") pursuant to which Polygen granted to such Investor certain first offer rights;

         WHEREAS, one of the Investors is a party to that Registration Rights Agreement and holder of that certain Common Stock Purchase Warrant each dated October 16, 1990 (collectively, the "Polygen Registration Rights Agreement and Warrant"), pursuant to which Polygen granted to such investor certain registration and other rights as set forth in the Polygen Investors Agreement and in such Warrant;

         WHEREAS, certain of the Investors are parties to that certain Letter Agreement dated February 27, 1989 (the "Polygen Letter Agreement"), pursuant to which certain of such Investors granted to one of such Investors certain co-sale rights;

         WHEREAS, certain of the Investors are parties to that certain Voting Agreement dated November 18, 1985 (the "Polygen Voting Agreement"), pursuant to which such Investors agreed to provide for the future voting of certain of their shares of
Polygen;

         WHEREAS, certain of the Investors are parties to that certain Stockholders Agreement dated November 18, 1985, as amended on December 2, 1986 and April 15, 1988 (the "Polygen Stockholders Agreement"), pursuant to which such Investors agreed to provide for the future voting of certain of their shares of Polygen and certain of such Investors granted to certain other of such Investors first refusal rights;

         WHEREAS, immediately prior to the consummation of the Merger, MSI's Certificate of Incorporation shall be amended to provide that all shares of MSI preferred stock shall be automatically converted into shares of MSI common stock and all rights of MSI preferred stockholders as preferred stockholders shall thereafter be eliminated in their entirety;

         WHEREAS, effective upon the consummation of the Merger, (i) all MSI Common Stock will be exchanged for Polygen Common Stock, (ii) all MSI stock options and MSI warrants will be assumed by Polygen, and (iii) and all MSI Common Stock as well as any rights to purchase MSI Common Stock shall cease to exist;

         WHEREAS, certain of the Investors are parties to that certain Purchase Agreement dated January 25, 1988, as amended March 31, 1988 (the "First MSI Series A Agreement"), pursuant to

                                       2.

which MSI granted to certain of such Investors certain financial information, inspection and first refusal rights;

         WHEREAS, certain of the Investors are parties to that certain Registration Agreement dated January 22, 1988, as amended March 31, 1988, March 18, 1991 and August 1, 1991 (the "MSI Registration Agreement"), pursuant to which MSI granted to certain of such Investors certain registration rights;

         WHEREAS, certain of the Investors are parties to that certain Shareholders Agreement, dated January 22, 1988, as amended March 31, 1988 (the "MSI Shareholders Agreement"), pursuant to which certain of such Investors have agreed to have certain first refusal, co-sale and board representation rights;

         WHEREAS, one of the Investors is a party to that certain Addendum to Purchase Agreement dated March 31, 1988 (the "Second MSI Series A Agreement"), pursuant to which MSI granted to such Investor certain financial information, inspection, registration and first refusal rights as set forth in the First MSI Series A Agreement, the MSI Registration Agreement and the MSI Shareholders Agreement;

         WHEREAS, one of the Investors is a party to that certain Series A Preferred Stock Purchase Agreement dated March 18, 1991 (the "Third MSI Series A Agreement"), pursuant to which MSI granted to such Investor certain financial information, inspection and first refusal rights as set forth in the First MSI Series A Agreement;

         WHEREAS, Silicon Valley Bank ("SVB") is a party to the Silicon Valley Bank Warrant Agreement ("SVB Warrant Agreement") pursuant to which MSI granted to such Investor certain information rights and antidilution protection;

         WHEREAS, certain Investors are parties to holdback agreements ("Holdback Agreements") dated January 22, 1988 providing them with certain rights;

         WHEREAS, certain of the Investors are parties to that certain Amendment and Waiver Agreement dated March 18, 1991 (the "MSI Amendment Agreement"), pursuant to which MSI granted to such Investors certain registration rights as set forth in the MSI Registration Agreement;

         WHEREAS, certain of the Investors are parties to those certain Letter Agreements dated March 18, 1991 (the "MSI Letter Agreements"), pursuant to which MSI granted to such Investors certain first refusal rights;

                                       3.

         WHEREAS, the Company desires to grant all applicable Investor Rights to holders of MSI common stock and options and warrants to acquire MSI common stock outstanding immediately prior to the consummation of the Merger (collectively, the "MSI Securityholders") and to holders of Polygen capital stock outstanding immediately prior to the consummation of the Merger as set forth herein;

         WHEREAS, certain terms of the Merger may require a consent or waiver from certain or all of the Investors for the consummation of such transactions;

         NOW, THEREFORE, the undersigned agree that all registration, financial information, inspection, observer, first refusal, first offer, board representation and co-sale rights and voting arrangements under the aforementioned agreements shall be extinguished in their entirety effective immediately prior to the consummation of the Merger and all such Investor Rights shall be set forth in this Agreement as follows:

                                   SECTION 1

                            COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees as follows:

         1.1 Basic Financial Information. The Company will furnish the following reports to each Investor and MSI Securityholder (without duplication) so long as such securityholder owns at least 400,000 shares of Polygen Common Stock after the consummation of the Merger (as then presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) (each, a "Significant Rightsholder").

         (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred and twenty days thereafter, a consolidated balance sheet of the Company and its subsidiaries, as of the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries, for such year, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (except as noted in the notes thereto) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and a Company prepared comparison to budget.

                                       4.

         (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five days thereafter, a consolidated balance sheet of the Company and its subsidiaries, as of the end of each such quarterly period, and consolidated statements of income of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with GAAP consistently applied (except as noted in the notes thereto) and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and the figures in the current budget, subject to changes resulting from year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such balance sheet shall not contain the notes normally required by GAAP.

         (c) From the date the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in lieu of the financial information required pursuant to Sections 1.1(a) and (b), copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q.

         1.2      Additional Information.

         (a) The Company will permit any Significant Rightsholder (or a representative of any such Significant Rightsholder) to visit and inspect any of the properties of the Company, including its books of accounts and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

         (b) Until the earlier to occur of (i) the date on which the Company is subject to the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, or (ii) the date on which quotations for the Common Stock of the Company are reported by the automated quotations systems operated by the National Association of Securities Dealers, Inc. ("NASD"), or by an equivalent quotations system, the Company will deliver the reports described below in this Section 1.2 to each Significant Rightsholder:

         (i) As soon as practical after the end of each month and in any event within thirty days thereafter, a consolidated balance sheet of the Company and its subsidiaries, as of the end of such month and consolidated statements of income of the Company and its subsidiaries, for each month and for the


                                       5.

current fiscal year of the Company to date, all subject to customary year-end audit adjustments, prepared in accordance with GAAP consistently applied and certified by the principal financial or accounting officer of the Company (except as noted in the notes thereto), together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors.

         (ii) Annually (but in any event at least fifteen days prior to the commencement of each fiscal year of the Company), the business plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which business plan shall include a projection of income and a projected cash flow statement for such fiscal year and a projected balance sheet as of the end of such fiscal year. Any material changes in such business plan shall be submitted as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

         (iii) As soon as practicable after the end of each fiscal year and in any event within one hundred and twenty days thereafter, (A) a report from the Company reporting on compliance with the terms and conditions of this Agreement and any other agreement pursuant to which the Company has borrowed money and (B) a copy of the annual management review letter of the Company's independent public accountants.

         (iv) As soon as practicable after transmission or occurrence and in any event within ten days thereof, copies of any reports or communications delivered to any class of the Company's security holders or to the financial community, including any filings by the Company, or by any of its officers or directors relating to the Company, with any securities exchange, the Securities and Exchange Commission (the "Commission") or the National Association of Securities Dealers, Inc.

         (v) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries as any such person may from time to time reasonably request.

         (c) The provisions of Section 1.1 and this Section 1.2 shall not be in limitation of any rights which any Significant Rightsholder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

                                       6.

         (d) Notwithstanding the foregoing, no Significant Rightsholder, in his capacity as a Significant Rightsholder, shall have a right to access to any trade secrets or classified information; and, provided further, that each Significant Rightsholder shall agree to hold in confidence and trust any information provided pursuant to this Section 1.2, except that the obligations of International Business Machines Corporation ("IBM") with regard to confidentiality shall be addressed in separate agreements.

         1.3 Prompt Payment of Taxes, etc. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings or if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will pay or cause to be paid when due, or in conformity with customary trade terms or otherwise in accordance with policies related thereto adopted by the Company's Board of Directors, all other material amounts of indebtedness incident to the operations of the Company.

         1.4 Maintenance of Properties and Leases. The Company will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries will at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material adverse effect on the condition, financial or otherwise, or results of operations of the Company.

         1.5 Insurance. Except as otherwise determined in accordance with policies adopted by the Company's Board of Directors, the Company will keep its assets and those assets of its subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to

                                       7.

persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

         1.6 Accounts and Records. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with GAAP applied on a consistent basis.

         1.7 Independent Accountants. The Company will retain independent public accountants of recognized national standing who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected or any firm of independent public accountants hereafter employed by the Company are terminated, the Company will promptly thereafter notify the Significant Rightsholders and will request the firm of independent public accountants whose services are terminated to deliver to the Significant Rightsholders a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another firm of independent public accountants of recognized national standing. In its notice to the Significant Rightsholder, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors of the Company or any committee thereof.

         1.8 Compliance with Requirements of Governmental Authorities. The Company and each of its subsidiaries shall duly observe and conform to all valid requirements of governmental authorities relating to the conduct of their businesses or to their properties or assets.

         1.9 Maintenance of Corporate Existence, etc. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of their business without, to the Company's best knowledge, any conflict with any business in or rights of others to use such patents, processes, licenses, trademarks, trade names or copyrights.

         1.10 Proprietary Information and Inventions Agreements. The Company will use its best efforts to cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement in form and substance acceptable to the

                                       8.

Company's Board of Directors with such changes as the Company's Board of Directors may from time to time approve.

         1.11 Indebtedness. The Company shall not, without the prior approval of the Board of Directors of the Company, incur any additional indebtedness in excess of $500,000, other than trade credit incurred in the ordinary course of business.

         1.12 Extension of Credit. The Company shall not, without the prior approval of the Board of Directors of the Company, extend credit by any method or in any form or manner in excess of $200,000, other than open account credit extended to customers in the ordinary course of business.

         1.13 Compensation of Officers. The Company shall not, without the prior approval of the Board of Directors of the Company, compensate any of its officers in an amount greater than $100,000.

         1.14 Transactions with Affiliates. The Company shall not, without the approval of the disinterested members of the Company's Board of Directors, engage in any loans, leases, contracts or other transactions with any director, officer or key employee of the Company, or any member of any such person's immediate family, including the parents, spouse, children and other relatives of any such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party, as determined in good faith by the Company's Board of Directors.

         1.15 Attendance at Board Meetings. Immediately following the consummation of the Merger and at all times subsequent thereto and to the time of the effectiveness of the Company's initial public offering of sales of its equity securities to the public on a registration statement on Form S-1 with gross proceeds to the Company of at least $7,500,000 (an "IPO"), IBM (or its representative) shall have the right to attend all meetings of the Company's Board of Directors in a nonvoting observer capacity, to receive notice of such meeting and to receive the information provided by the Company to the Company's Board of Directors; provided, however, that IBM (or its representative) shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to exclude IBM (or its representative) from any meeting or portion thereof to which attendance by IBM (or its representative) would adversely affect the attorney-client privilege between the Company and its counsel.

                                       9.

         1.16 Board of Directors. Each of the undersigned Investors agrees to vote its shares of capital stock in favor of each of the nine members of the Board of Directors of the Company (as constituted immediately after the consummation of the Merger) until December 31, 1992.

         1.17 Termination of Covenants. The covenants set forth in this Section 1 (except Section 1.16) shall terminate and be of no further force and effect after the time of effectiveness of the Company's IPO meeting the conditions set forth in Section 1.15 herein.

                                   SECTION 2

                       RESTRICTIONS ON TRANSFERABILITY OF
                   SECURITIES; COMPLIANCE WITH SECURITIES ACT

         2.1 Restrictions on Transferability. The shares of Common Stock of the Company held by the Holders (as hereinafter defined) shall not be transferable, except upon the conditions specified in this Section 2 or in the Merger Agreement or in any certificate or letter referred to therein, which conditions are intended to ensure compliance with the provisions of the Securities Act or to account for the Merger as a pooling-of-interests transaction or, in the case of Section 2.15 hereof, to assist in an orderly distribution, as the case may be. Each holder will cause any proposed transferee of Restricted Securities (as hereinafter defined) held by that holder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this
Section 2 or in the Merger Agreement or in any certificate or letter referred to therein.

         2.2 Certain Definitions. As used in this Section 2, the following terms shall have the following respective meanings:

         "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 2.3 hereof, but shall in no event include any securities issued in connection with the Merger Agreement.

         "Registrable Securities" shall mean (i) shares of the Company's Common Stock issued upon the automatic conversion of shares of each of the Series A, Series B, Series C and Series D Preferred Stock of the Company pursuant to an amendment to the Company's Certificate of Incorporation concurrently with the consummation of the Merger; (ii) shares of the Company's Common Stock issued to MSI common stockholders pursuant to the Merger Agreement; (iii) shares of the Company's Common Stock issuable upon the exercise of the Company's Common Stock purchase warrants

                                      10.

issued to Technology Funding Secured Investors II ("TFSI"); (iv) shares of the Company's Common Stock issuable upon the exercise of common stock options and common stock purchase warrants issued by MSI to and held by the former MSI optionholders and MSI warrantholders assumed by the Company in connection with the Merger; and (v) any shares of the Company's Common Stock issued in respect of the Registrable Securities pursuant to any stock split, stock dividend, recapitalization or similar event.

         The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 2.5, 2.6 and 2.8 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all of the selling Holders for a "due diligence" examination of the Company, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of one counsel for all Holders (other than the fees and disbursements of counsel included in Registration Expenses).

         "Holder" shall mean (i) any holder holding or having the right to acquire Registrable Securities which have not been sold to the public; or (ii) any other person holding or having the right to acquire Registrable Securities to whom these registration rights have been transferred pursuant to Section 2.14 of this Agreement.

         "Initiating Holders" shall mean any holders or their assignees under
Section 2.14 hereof who in the aggregate are holders of 50% or more of the shares of Common Stock held by all Holders.

         2.3 Restrictive Legend. Other than shares of Common Stock issued or issuable in connection with the Merger which shares shall be legended in accordance with the provisions of the Merger Agreement, each appropriate certificate representing (i) the shares of Common Stock or (ii) any other securities issued in

                                      11.

respect of the shares of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend if, (A) with such request the Company shall have received either the opinion referred to in Section 2.4(i) or the "no-action" letter referred to in Section 2.4(ii) to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws or (B) in accordance with Rule 144(k), such holder is not, and has not during the last three months been, an affiliate of the Company and such holder has held the securities represented by such certificate for a period of at least three years and such holder is eligible to use Rule 144(k). In the event a holder falls within clause (A) or (B) above, the Company will use its best efforts to assist such holder in obtaining removal of the legend set forth above.

         2.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities agrees by acceptance thereof to comply in all respects with the provisions of this Section 2.4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 2.5, 2.6 and 2.8 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration


                                      12.

under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as provided above shall bear the appropriate restrictive legend set forth in Section 2.3 above, except that such certificate shall not bear such restrictive legend if the opinion of counsel or "no-action" letter referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

                  2.5 Requested Registration.

                  (a) Request for Registration. If the Company shall receive from Initiating Holders at any time a written request that the Company effect any registration with respect to all or a part of the Registrable Securities the aggregate proceeds of which are expected to exceed $7,500,000 in the aggregate, the Company will:

                  (i) promptly give written notice of the proposed registration to all other Holders; and

                  (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty days after such written notice from the Company is effective; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this
         Section 2.5:

                           (A) In any particular jurisdiction in which the
                  Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction;


                                      13.

                  (B) After the Company has effected two such registrations pursuant to this Section 2.5(a) and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; or

                  (C) Within 120 days of a registration pursuant to Section 2.6 hereof.

         Subject to the foregoing clauses (A), (B) and (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the reasonable judgment of both counsel to the Company and the Board of Directors of the Company, such registration or qualification would be inappropriate at such time because of certain material information which would be required to be disclosed in such a registration statement by reason of the Federal securities laws, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of both counsel to the Company and the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed in the near future containing the disclosure of material information required to be included therein by reason of Federal securities laws and that it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that the Company may not defer the filing for a period of more than 120 days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.5(b) below, include other securities of the Company which are held by the then current officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration to the extent such persons do not hold Registrable Securities (the "Other Investors"), and may include securities of the Company being sold for the account of the Company.

         (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by


                                      14.

means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.5 and the Company shall include such information in the written notice referred to in Section 2.5(a) (i) above. The right of any Holder to registration pursuant to Section 2.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

         If the Company shall request inclusion in any registration pursuant to
Section 2.5 of securities being sold for its own account, or if officers or directors of the Company holding other securities of the Company or Other Investors shall request inclusion in any registration pursuant to Section 2.5, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of the Company and such officers, directors and Other Investors in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Company shall (together with all Holders, officers, directors and Other Investors proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter(s) are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.5, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten which may include the underwriters' position that none of such securityholders' shares may be sold in such underwritten offering, the securities of the Company being sold for its own account and the securities of the Company (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such registration to the extent so required by such limitation (which may be all of such securityholders' shares) and if a limitation of the number of shares is still required, the number of shares (a) that may be included in the registration and underwriting shall be allocated among all Holders and Other Investors in proportion, as nearly practicable, to the respective amounts of Registrable Securities and other securities which they held at the time of filing the registration statement or (b) in the underwriters' discretion, may be eliminated in their entirety. In the event that that number of shares of Registrable Securities of any Initiating Holder included in any registration is reduced below 90% of the

                                      15.

shares requested to be included in such registration as a result of the allocations pursuant to this Section 2.5(b) or is reduced to zero, then such registration shall not be deemed a registration for purposes of Section 2.5(a)(ii)(B). If the Company or any Holder of Registrable Securities, officer, director or Other Investor who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such person shall withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration.


                  2.6 Company Registration.

                  (a) If the Company shall determine to register any of its securities either for its own account or the account of a securityholder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:


                  (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and


                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.6(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder within thirty days after the written notice from the Company described in clause (i) above is effective. Such written request may specify all or a part of a Holder's Registrable Securities.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event the right of any Holder to registration pursuant to Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their


                                      16.

securities through such underwriting shall (together with the Company and the Other Investors distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company, which underwriter(s) are reasonably acceptable to a majority in interest of the participating Holders of Registrable Securities. Notwithstanding any other provision of this Section 2.6, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten which may include the position of the underwriters that none of such securityholders' shares may be sold in such underwritten offering, the representative may (subject to the allocation priority set forth below) limit or eliminate in its entirety, in the underwriters' sole discretion, as the case may be, the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting, if any, shall be allocated first to the Company for securities being sold for its own account and thereafter in the following manner: the securities of the Company held by officers and directors of the Company (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, then the number of shares that may be included in the registration and underwriting shall be allocated among all such Holders and Other Investors in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they held at the time of filing the registration statement. If any Holder of Registrable Securities or any officer, director or Other Investor disapproves of the terms of any such underwriting, he shall withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         2.7 Expenses of Registration. Except as provided in Section 2.8, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders (unless such withdrawal is due to the misconduct of the Company or due to an unforeseen material adverse change in the assets,


                                      17.

business, condition or prospects of the Company occurring prior to the effectiveness of the registration statement, in which case the Company will continue to bear such expenses), the registration statement does not become effective, in which case the Holders and Other Investors requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration, provided that such registration shall not be counted as a registration pursuant to Section 2.5(a) (ii) (B).

         2.8 Registration on Form S-2 or Form S-3. The Company shall use its best efforts to qualify for registration on Form S- 2 and Form S-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or Form S-18 or any comparable or successor form or forms. After the Company has qualified for the use of either Form S-2 or Form S-3 or both, in addition to the rights contained in the foregoing provisions of this Section 2, the Holders of Registrable Securities shall have the right to request unlimited registrations on Form S-2 or Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders); provided, however, that (i) in the event that the Company is qualified for the use of Form S-2 but is not qualified for the use of Form S-3, the Company shall not be obligated to effect, or to take any action to effect, any such registration on Form S-2 after the Company has effected four such registrations pursuant to this Section 2.8 and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed, (ii) if the Company is qualified to use Form S-3 it shall not be obligated to effect any registration on Form S-2, (iii) all Registration Expenses and Selling Expenses in connection with such four registrations on Form S-2 shall be borne pro rata by the Holder or Holders participating in the registration and the Company on the basis of the number of their securities so registered, (iv) in the case of any registration on Form S-3, all Registration Expenses incurred thereby shall be borne by the Company and all Selling Expenses incurred thereby shall be borne pro rata by the holders of the securities so registered. Notwithstanding the above, the Company shall not be obligated to effect any registration under this Section 2.8(i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than


                                      18.

$500,000, (ii) in the event that the Company shall furnish the certification described in paragraph 2.5(a) (ii) (but subject to the limitations set forth therein), or (iii) in a given six-month period after the Company has effected one such registration in any such period.

                  2.9 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                  (a) keep such registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a) (3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;


                                      19.

                  (d) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (e) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (f) provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (g) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial records and other pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

                  (h) furnish to each selling Holder, to the extent feasible, a signed counterpart, addressed to the selling Holder, of

                  (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                  (ii) comfort letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in


                                      20.

         the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants or other relevant authorities,

in each case covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' comfort letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities;

                  (i) furnish to each selling Holder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than non-substantive cover letters and the like;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

                  (k) in connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.5 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.


                  2.10 Indemnification.

                  (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission


                                      21.

(or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and Other Investor and each of their officers, directors and partners, and each person controlling such Holder or Other Investor, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Investors, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information about such Holder as a Stockholder furnished to the Company by such Holder or Other Investor for the purpose of inclusion in such document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts


                                      22.

paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder or Other Investor (which consent shall not be unreasonably withheld); provided further, that the obligations of such Holders and Other Investors hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Investor of securities sold as contemplated herein.

                  (c) Each party entitled to indemnification under this Section
2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.10, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  2.11 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

                  2.12 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders representing a majority in interest of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder


                                      23.

or prospective holder any registration rights the terms of which are materially more favorable than the registration rights granted to Holders of Registrable Securities hereunder.

                  2.13 Rule 144 Reporting. Subject to the requirements of Rule 145, with a view to making available the benefits of certain rules and regulations of the commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

                  (c) so long as any holder owns any Restricted Securities, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such securities without registration.

                  2.14 Transfer or Assignment of Registration Rights. Subject to the terms of the Merger Agreement, the rights to cause the Company to register securities granted to a Holder by the Company under Sections 2.5, 2.6 and 2.8 may be transferred or assigned by a Holder to a transferee or assignee of not fewer than 50,000 shares of Restricted Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided

                                      24.

further that the transferee or assignee of such rights assumes the obligations of such holder under this Section 2.

                  2.15 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities of the Company held by such holder (other than those included in the registration) during the seven-day period prior to and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

                  (a) such agreement only applies to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering; and

                  (b) all Holders, Other Investors and officers and directors of the Company enter into similar agreements; provided, however, that the failure of any Other Investor, officer, director or Holder each holding less than 1% of the existing shares of Common Stock (on a fully diluted basis) to enter into a similar agreement shall not relieve any Holder from its obligation to enter into such agreement.

                  Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such 180-day period.

                                   SECTION 3

                                 MISCELLANEOUS

                  3.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, as if entered into by and between Delaware residents exclusively for performance entirely within Delaware.

                  3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, the Company may not assign its rights hereunder.

                  3.3 Entire Agreement; Amendment; Waiver. This Agreement (including the exhibits hereto) constitutes the full and entire understanding and agreement between the parties with


                                      25.

regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of at least 60% in the aggregate of the Registrable Securities then held by Holders.

                  3.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to any Investors, as indicated on the list of Investors attached hereto as Exhibits A and B, or at such other address as such Investor or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, to Chief Executive Officer and President, Polygen Corporation, 200 Fifth Avenue, Waltham, MA 02154, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five days after mailing and (ii) if delivered, upon delivery.

                  3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement or any waiver on the part of any holder of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                  3.6 Rights; Separability. Unless otherwise expressly provided herein, a holder's rights hereunder are several rights, not rights jointly held with any of the other holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  3.7 Information Confidential. Each holder acknowledges that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or


                                      26.

reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such holder is required to disclose such information by a governmental body.

                  3.8 Title and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  3.10 TFSI and SVB Warrants. Each of TFSI and SVB understands and agrees that there will not be price dilution protection in respect to their respective warrants in the Company's and MSI's respective certificate of incorporation or in the warrants held by TFSI and SVB. TFSI understands and agrees that by executing this Agreement, TFSI waives its rights to participate in and receive any adjustments in the Warrant exercise price or number of shares of Common Stock issuable upon exercise of the Warrants pursuant to the securities issued and issuable in connection with the Merger and pursuant to any future Dilution Sale (as such term is defined in the common stock purchase Warrant (together with Exhibit A thereto) issued to TFSI on October 16, 1990).

                  3.11 Termination of Prior Agreements. Effective immediately prior to the Closing (as that term is defined in the Merger Agreement), the following agreements are hereby superseded in their entirety by the terms hereof and shall be of no further force and effect: (i) the Polygen Investors Agreement; (ii) the Polygen Series D Agreement; (iii) the Polygen Registration Rights Agreement and Warrant; (iv) the Polygen Letter Agreement; (v) the Polygen Voting Agreement; (vi) the Polygen Stockholders Agreement; (vii) the First MSI Series A Agreement; (viii) the MSI Registration Agreement; (ix) the MSI Shareholders Agreement; (x) the Second MSI Series A Agreement; (xi) the Third MSI Series A Agreement; (xii) the MSI Amendment Agreement; (xiii) the MSI Letter Agreements; (xiv) the SVB Warrant Agreement; and (xv) the Holdback Agreements.


                                      27.

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.



                                        POLYGEN CORPORATION


                                        By     /s/ Jeffrey Arnold
                                            ------------------------------------
                                            Name:  Jeffrey Arnold
                                            Title: President



                                        INVESTOR


                                        ABS Ventures II Limited Partnership
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Bruns Grayson
                                            ------------------------------------
                                            Name:  Bruns Grayson
                                            Title: Managing Partner




                                        INVESTOR


                                        ALIAS
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ [signature illegible]
                                            ------------------------------------
                                            Name:
                                            Title:




                                        INVESTOR


                                        MARIE L. ARY
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Marie L. Ary
                                            ------------------------------------
                                            Name:  MARIE L. ARY
                                            Title: TECHNICAL SUPPORT, MSI




                                        INVESTOR


                                        NICK AUSTIN
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Nick Austin
                                            ------------------------------------
                                            Name:
                                            Title:

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.


                                        POLYGEN CORPORATION

                                        By ------------------------------------
                                           Name: Jeffrey Arnold
                                           Title: President


                                        INVESTOR


                                        Banc Boston Ventures Inc.
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Marcia T. Bates
                                            ------------------------------------
                                            Name:  Marcia T. Bates
                                            Title: Vice President




                                        INVESTOR


                                        PATRICK M. BENNETT
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ P. M. Bennett
                                            ------------------------------------
                                            Name:
                                            Title:




                                        INVESTOR


                                        NADINE BROWN
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Nadine Brown       10/28/91
                                            ------------------------------------
                                            Name:  Nadine Brown
                                            Title: Marketing Administrator





                                        INVESTOR


                                        Brown Technology Associates
                                        Limited Partnership
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Donald B. Hebb, Jr.
                                            ------------------------------------
                                            Name:  Donald B. Hebb, Jr.
                                            Title: General Partner

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.


                                        POLYGEN CORPORATION

                                        By: ___________________________________
                                            Name: Jeffrey Arnold
                                            Title: President

                                        INVESTOR

                                        A. BARR DOLAN
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ A. BARR DOLAN
                                            ------------------------------------
                                            Name:  A. BARR DOLAN
                                            Title: General Partner


                                        INVESTOR

                                        CH Partners IV
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Thomas Cable
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        Collier Enterprises
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ [signature illegible]
                                            ------------------------------------
                                            Name:
                                            Title:



                                        INVESTOR

                                        Kirsten L. Coulter
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Kirsten L. Coulter
                                            ------------------------------------
                                            Name:
                                            Title:

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION

                                        By: ___________________________________
                                            Name: Jeffrey Arnold
                                            Title: President

                                        INVESTOR

                                        P. COULTER
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ P. Coulter
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        CRUTTENDEN & CO.
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Walter Cruttenden
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        Draper Associates/ California Partners
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Timothy C. Draper
                                            ------------------------------------
                                            Name:  Timothy C. Draper
                                            Title: General Partner


                                        INVESTOR

                                        EGC II LIMITED PARTNERSHIP
                                        CHARLES A. REID
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Charles A. Reid
                                            ------------------------------------
                                            Name:  CHARLES A. REID
                                            Title: EGC II LIMITED PARTNERSHIP
                                                   BY GENERAL PARTNER BALTIMORE
                                                   STREET CAPITAL III BY
                                                   GENERAL PARTNER CHARLES A.
                                                   REID

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION

                                        By
                                            ------------------------------------
                                            Name:  Jeffrey Arnold
                                            Title: President

                                        INVESTOR

                                        Peter H. Engel
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Peter H. Engel
                                            ------------------------------------
                                            Name:  Peter H. Engel
                                            Title:


                                        INVESTOR

                                        ANDREW J. FERRARA
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Andrew J. Ferrara
                                            ------------------------------------
                                            Name:  Andrew J. Ferrara
                                            Title:


                                        INVESTOR

                                        JOHN H. FRIEDMAN
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ John H. Friedman
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        [illegible]
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ [signature illegible]
                                            ------------------------------------
                                            Name:
                                            Title:

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                               POLYGEN CORPORATION

                                                By
                                                    ----------------------------
                                                      Name:  Jeffrey Arnold
                                                      Title: President


                                                INVESTOR

                                                GEOCAPITAL II
                                                --------------------------------
                                                          (Print or Type Name)


                                                By     /s/ [signature illegible]
                                                    ----------------------------
                                                    Name:  [illegible]
                                                    Title: General Partner


                                                INVESTOR

                                                GC&H INVESTMENTS
                                                --------------------------------
                                                          (Print or Type Name)


                                                By     /s/ James C. Kitch
                                                   -----------------------------
                                                    Name:  James C. Kitch
                                                      Title: Executive Partner


                                                INVESTOR

                                                GEOCAPITAL VENTURES
                                                --------------------------------
                                                       (Print or Type Name)


                                                By     /s/ [signature illegible]
                                                   -----------------------------
                                                    Name:
                                                    Title: General Partner


                                      INVESTOR

            YVONNE AMELIA GODDARD               WILLIAM A GODDARD
            --------------------------          ----------------------------
              (Print or Type Name)                  (Print or Type Name)


            /s/ Yvonne Amelia Goddard           /s/ William A. Goddard
            -------------------------           ----------------------------
            Name:                               Name:  William A. Goddard
            Title:                              Title:

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION


                                        By
                                            ------------------------------------
                                            Name:  Jeffrey Arnold
                                            Title: President



                                        INVESTOR

                                        SIMON HANNA
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ S. Hanna
                                            ------------------------------------
                                            Name:  Simon Hanna
                                            Title: Dr.


                                        INVESTOR

                                        JAMES J. HARRISON
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ James J. Harrison
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        INNOVEN III CORP
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Raun J. Rasmussen
                                            ------------------------------------
                                            Name: Raun J. Rasmussen
                                            Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION


                                        By
                                            ------------------------------------
                                            Name:  Jeffrey Arnold
                                            Title: President



                                        INVESTOR

                                        INNOVEN IV CORP
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Raun J. Rasmussen
                                            ------------------------------------
                                            Name: Raun J. Rasmussen
                                            Title: President


                                        INVESTOR

                                        INTERNATIONAL BUSINESS
                                        MACHINES CORPORATION
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Micheal W. Szeto
                                            ------------------------------------
                                            Name:  Micheal W. Szeto
                                            Title: Vice President of Business
                                                    Development,  IBM U.S.

                                        INVESTOR

                                        KME VENTURE CAPITAL L.P.
                                        By: Sajat Ltd., General Partner
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Osama I. Al-Saleh
                                            ------------------------------------
                                            Name:  Osama I. Al-Saleh
                                            Title: Attorney-In-Fact


                                        INVESTOR

                                        RALPH KORPMAN
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Ralph Korpman
                                            ------------------------------------
                                            Name:
                                            Title:

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION


                                        By
                                            ------------------------------------
                                            Name:  Jeffrey Arnold
                                            Title: President



                                        INVESTOR

                                        LAR PARTNERS
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Raun J. Rasmussen
                                            ------------------------------------
                                            Name: Raun J. Rasmussen
                                            Title: Managing Partner


                                        INVESTOR

                                        Irwin Lieber
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Irwin Lieber
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                               /s/ R. Lovell
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ R. Lovell
                                            ------------------------------------
                                            Name:  R. Lovell
                                            Title:


                                        INVESTOR

                                        LYNXVALE LTD
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ E.R. Howells
                                            ------------------------------------
                                            Name:  E.R. Howells
                                            Title: Director

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION

                                        By
                                           ------------------------------------
                                            Name:  Jeffrey Arnold
                                            Title: President


                                        INVESTOR

                                        The MacNeal-Schwendler Corporation
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Richard H. MacNeal
                                            ------------------------------------
                                            Name:  Richard H. MacNeal
                                            Title: Chairman and CEO


                                        INVESTOR

                                                  Stephen Mayo
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Stephen Mayo
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        MENLO VENTURES III
                                        By Menlo Management Partners,
                                        Its General Partner
                                        ----------------------------------------
                                                  (Print or Type Name)

                                        By     /s/ Thomas H. Bredt
                                            ------------------------------------
                                            Name:  Thomas H. Bredt
                                            Title: General Partner


                                        INVESTOR

                                        Morgan Stanley Venture Capital Fund L.P.
                                        By: Morgan Stanley Venture Partners L.P.
                                            its General Partner
                                        ----------------------------------------
                                                  (Print or Type Name)

                                        By: Morgan Stanley Venture Capital Inc.,
                                            its Managing General Partner


                                        By     /s/ Guy de Chazal
                                            ------------------------------------
                                            Name:  Guy de Chazal
                                            Title: President

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION

                                        By  ________________________
                                             Name:  Jeffrey Arnold
                                             Title: President


                                        INVESTOR

                                        EUGENE J. MOSCARET
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Eugene J. Moscaret
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        BARRY D. OLAFSON
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Barry Olafson
                                            ------------------------------------
                                            Name:
                                            Title: Vice President


                                        INVESTOR

                                        Porosan Group
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Peter H. Engel
                                            ------------------------------------
                                            Name:  Peter H. Engel
                                            Title: President


                                        INVESTOR

                                        Michael Rivers
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Michael Rivers
                                            ------------------------------------
                                            Name:
                                            Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION

                                        By  ________________________
                                             Name:  Jeffrey Arnold
                                             Title: President


                                        INVESTOR

                                        Michael J. Savage
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Michael J. Savage
                                            ------------------------------------
                                            Name:
                                            Title: President & CEO


                                        INVESTOR

                                        SIF Limited Partnership
                                        by Morgan Stanley Venture Capital Inc.,
                                        its Advisor
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Guy de Chazal
                                            ------------------------------------
                                            Name:  Guy de Chazal
                                            Title: Vice President


                                        INVESTOR

                                        Silicon Valley Bank
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Robert Kaufman
                                            ------------------------------------
                                            Name:  Robert Kaufman
                                            Title: Corporate Banking Officer


                                        INVESTOR

                                        TECHNOLOGY FUNDING SECURED INVESTORS II, a California limited partnership

                                        By:    TECHNOLOGY FUNDING INC.
                                               Managing General Partner



                                               By     /s/ [signature illegible]
                                               --------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the date first above written.

                                        POLYGEN CORPORATION

                                        By  ________________________
                                             Name:  Jeffrey Arnold
                                             Title: President


                                        INVESTOR

                                        TRANSITIONS TWO, LIMITED PARTNERSHIP
                                        By:    Technology Transitions Partners
                                               A General Partner
                                        By:    Technology Transitions, Inc.
                                               Its Managing General Partner



                                               By:    /s/ Thomas K. Sweeney
                                                  -----------------------------
                                                      THOMAS K. SWEENY
                                                       Vice President


                                        INVESTOR

                                                [Jeffrey M. W illegible]
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ [Jeffrey M. W illegible]
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INVESTOR

                                        ARIEH WARSHEL
                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ Arieh Warshel
                                            ------------------------------------
                                            Name:  Arieh Warshel
                                            Title:


                                        INVESTOR


                                        ----------------------------------------
                                                  (Print or Type Name)


                                        By     /s/ A. H. Windle
                                            ------------------------------------
                                            Name:  Alan H. Windle
                                            Title: Dr.

                                   EXHIBIT A
                          LIST OF INVESTORS OF POLYGEN


Jeffrey M. Wales
4 Ridge Road
Marblehead, MA  01945

Andrew J. Ferrara
44 Dover Road
Wellesley, MA  02181

Patrick Alias
209 Caterina Heights
Concord, MA  01742

EGC Limited Partners
c/o Alex Brown & Sons
10 North Calvert Street
Suite 735
Baltimore, MD  21202

Technology Funding Secured Investors II
c/o Technology Funding, Inc.
2000 Alameda de las Pulgas, Suite 250
San Mateo, CA 94403
Attn:    Robert Marshall

International Business Machines Corporation
c/o Director of Business Development
Applications Systems Division
472 Wheelers Farm Road
Milford, CN  06460

ABS Ventures II Limited Partnership
c/o Alex: Brown & Sons
10 North Calvert Street, Suite 735
Baltimore, MD  21202

Brown Technology Associates
Limited Partnership
c/o Alex. Brown & Sons
10 North Calvert Street, Suite 735
Baltimore, MD  21202


                                       1.

GeoCapital Ventures
655 Madison Avenue
New York, NY  10021
Attention:        Stephen J. Clearman

Collier Enterprises
3003 Tami Ami Trail North
Naples, FL  33940
Attention:        Miles Collier

California Partners
c/o Draper Associates
3803 E. Bayshore Road, Suite 125
Palo Alto, CA 94303
Attention:        Timothy C. Draper

Menlo Ventures III
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA 94025
Attention:        Thomas H. Bredt

GC&H Investments
One Maritime Plaza, 20th Floor
San Francisco, CA 94111

Irwin Lieber
c/o GEO Capital Ventures
655 Madison Avenue
New York, NY  10021

James Harrison
c/o GEO Capital Ventures
655 Madison Avenue
New York, NY  10021

John Friedman
c/o GEO Capital Ventures
655 Madison Avenue
New York, NY  10021

Ralph A. Korpman
c/o GEO Capital Ventures
655 Madison Avenue
New York, NY  10021



Stephen J. Clearman


                                       2.

c/o GEO Capital Ventures
655 Madison Avenue
New York, NY  10021

David M. Rein
D.M. Rein & Co.
100 Highway 70
Lakewood, NJ  08701

SIF Limited Partnership
c/o Morgan Stanley Venture
Capital, Inc.
1251 Avenue of the Americas
26th Floor
New York, NY  10020
Attn:    Guy L. deChazal

Morgan Stanley Venture
Capital Fund L.P.
c/o Morgan Stanley Venture
Capital, Inc.
1251 Avenue of the Americas
26th Floor
New York, NY  10020
Attn:    Guy L. deChazal

HANK & CO.
c/o Chancellor Capital Management, Inc.
153 East 53rd St., 22nd Floor
New York, NY  10043
Attention:        Howard Goldstein

Boston Safe Deposit and Trust Co.
as Trustee for US WEST Master Trust
1 Boston Place
Boston, MA  02108
Attn:    Securities Operations Department

Mellon Bank, N.A. Master
Trustee for Bell Atlantic
Master Pension Trust (as
directed:  Citibank, N.A.)
c/o Citicorp
153 East 53rd St., 22nd Floor
New York, NY  10043
Attention:        Howard Goldstein


                                       3.

Continental Illinois National
Bank & Trust as Custodian,
at the direction of Citibank,
N.A., Investment Manager for the
Policemen's Annuity and Benefit
Fund of Chicago
c/o Citicorp
153 East 53rd St:, 22nd Floor
New York, NY  10043
Attention:        Howard Goldstein

Craig J. Foley
c/o Citicorp
153 East 53rd St., 22nd Floor
New York, NY  10043

Parag Saxena
c/o Chancellor Capital Management, Inc.
153 East 53rd St., 22nd Floor
New York, NY  10043

Marc Tesler
c/o Chancellor Capital Management, Inc:
153 East 53rd St., 22nd Floor
New York, NY  10043

BancBoston Ventures Inc:
100 Federal Street
Boston, MA  02110
Attn:    Dianna H: Frazier

Charter Ventures
525 University Avenue
Suite 1500
Palo Alto, CA 94301
Attn:    A. Barr Dolan

GeoCapital II
655 Madison Avenue
New York, NY  10021
Attn:    Stephen J. Clearman

InnoVen III
Park 80 Plaza West-One
Saddle Brook, NJ  07662
Attn:    Robert C. Oliver, Jr:


                                       4.

InnoVen IV
Park 80 Plaza West-One
Saddle Brook, NJ  07662
Attn:    Robert C. Oliver, Jr.

LAR Partners
Park 80 Plaza West-One
Saddle Brook, NJ  07662
Attn:    Robert C. Oliver, Jr.

KME Venture Capital Limited Partnership
367 Split Rock Road
Syosset, NY  11791
Attn:    John Evans

Transitions Two, Limited Partnership
426 Colt Highway
Farmington, CT  06032
Attn:    Thomas K. Sweeny

Landmark Ventures, Inc.
P.O. Box 188
920 Hopmeadow Street
Sinsury, CT  06070-018
Attn:    Thomas K. Sweeney


                                       5.

                                    EXHIBIT B

                            LIST OF INVESTORS OF MSI
MSI Stockholders

MacNeal Schwendler Corp.
815 Colorado Blvd.
Los Angeles, CA  90041
Attn:    Dr. Joseph Gloudeman

Mr. Christopher V. Grell
2 Townsend Street #1-1102
San Francisco, CA  94107

Dr. Simon Hanna
9 Glenacre Close
Cherry Hinton
Cambridge, CB1 4DX ENGLAND

Dr. Patrick D. Coulter
19 Millington Road
Cambridge, CB1 4DX ENGLAND

Mr. Steven Langberg
12720 Burbank Blvd. #302
North Hollywood, CA 91607

CH Partners IV
Ranier Park Plaza
777-108th Ave. NE Suite 2300
Bellevue, WA  98004
Mr. Thomas J. Cable

Dr. Stephen L. Mayo
25394 LaLoma Drive
Los Altos Hills, CA 94022

Dr. Barry D. Olafson
11568 Raintree Spring Court
Cupertino, CA  95014

Dr. William A. Goddard III and Amelia Goddard
955 Avondale Road
San Marino, CA  91108

Dr. Kirsten L. Coulter
19 Millington Road
Cambridge, CB1 4DX ENGLAND


                                       1.

Mr. Patrick M. Bennett
106 Boxworth End
Cambridge, ENGLAND

Mr. Alan W. Windle
15 Storey's Way
Cambridge, ENGLAND

Mr. Paul Saxe
5031 Palermo Avenue
Oceanside, CA  92057

Porosan Group
c/o Mr. Peter H. Engel
10756 Rochester Ave.
Los Angeles, CA  90024

Lynxvale Limited
c/o Mr. Alan H. Windle
The Old Schools
Cambridge, ENGLAND

Mr. Craig F. Dawson
18863 California Street
Castro Valley, CA  94546

Ms. Nancy Green
2190 St. Francis Drive
Palo Alto, CA  94303

MSI Stock Option Holders

Mr. Peter H. Engel
c/o Porosan Group
10756 Rochester Ave.
Los Angeles, CA  90024

Mr. James H. Richardson
7102 Clarendon
San Jose, CA 95129

Mr. Fred C. Laccabue
10359 Heney Creek Place
Cupertino, CA  95014


                                       2.

Mr. Craig F. Dawson
18863 California Street
Castro Valley, CA  94546

Dr. Cun Feng Fan
475 Cumulus Avenue
Sunnyvale, CA  94087

Dr. William M. Alexander
1921 Brewster Avenue
Redwood City, CA  94062

Dr. Marie Ary
5754 Wish Avenue
Encino, CA 91316

Dr. Mark Benzel
1045 Cherry Avenue
San Jose, CA 95125

Dr. Mario Blanco
6398 Devonshire Drive
San Jose, CA 95125

Ms. Nadine Brown
902 West Remington
Sunnyvale, CA 94087

Ms. Edie Burge
11568 Raintree Spring Court
Cupertino, CA 95014

Mr. Kevin Cable
468 Upland Road
Redwood City, CA  94063

Dr. Tahir Cagin
305 San Antonio Street
Arcadia, CA 91006

Mr. Glen Churchfield
284 Windy Bush Drive
New Hope, PA  18938

Dr. James M. Coffin
1137 Westminister Drive
Naperville, IL 60563


                                       3.

Kimberley C. Connell
3665 Benton Street #107
Santa Clara, CA 95051

Dr. Sheryl Doran
455 Monoca Road
Portola Valley, CA  94028

Dr. Richard Emberson
2656 Kipling Street
Palo Alto, CA 94306

Dr. Robert D. Everson
13 Morningside Place
Wanague, NJ  07465

Mr. Steven J. Fulkerson
801 Apache Trail
Lake Villa, IL 60046

Mr. Conrad C. Gordon
70 Westline Drive
Daly City, CA 94015

Dr. Mathew Hahn
5062 Elmgrove Court
San Jose, CA 95130

Dr. Richard M. Hedges
1255 Regent Place
Livermore, CA 94550

Mrs. Teresa Hoppe
2527 Yerba Hills Court
San Jose, CA 95121

Dr. Shaw Ling Hsu
6 Campbell Court
Amherst, ME  01002

Mrs. Emma Hughie
37692 Goldenrod Drive
Newark, CA 94560

Mr. Hans-Rudolph Kottmann
Steffanstrasse 44
CH-4106 Therwil, Switzerland

Ms. Keli T. Lopes


                                       4.

1055 Oregon Avenue
Palo Alto, CA  94030

Mr. Eugene Moscaret
1125 Encanto Drive
Arcadia, CA  91007

Dr. Kim Moore
388 Bristol Drive
Carol Stream, IL  60188

Dr. Gerard Picouleau
480 Warren Drive
San Francisco, CA  94131

Mr. Michael D. Rivers
642 Pinrail Lane
Foster City, CA  94404

Dr. David Rogers
601 Minnesota #111
San Francisco, CA  94107

Mr. Michael J. Savage
492 Arboleda
Los Altos, CA  94024

Dr. Charles D. Shuey
1757 Vistillas Road
Altadena, CA  91001

Mrs. Carolynn Sherby
460 Old Oak Court
Los Altos, CA  94022

Mr. Sandeep Shroff
100 N. Whisman Road #161
Mountain View, CA  94043

Mr. John Vairo
1115 Polo Run Drive
Yardley, PA  19067

Dr. Weige Xue
P.O. Box 2001
Princeton, NJ  08543

Dr. Jeffrey Hare
Maison Shirogane 201


                                       5.

3-3-4    Shirogane, Minato-ku Tokyo 108 Japan

Dr. Paul Bartlett
247 Stanford Avenue
Kensington, CA  94708

Dr. Leroy Hood
1453 E. California Blvd.
Pasadena, CA  91106

Dr. Arieh Warshel
5032 Maytime Lane
Culver City, CA  90230

Nick E. Austin
204 Victoria Road
Cambridge, UNITED KINGDOM

Dr. Richard Lovell
19 Chestertown Towers
Cambridge CB4 IDZ
UNITED KINGDOM

Lynn Robbins
2306 Fox Run Drive
Plainsboro, NJ 08536

Gemma Rocchette
11266 Terra Vista Pkwy #124
Rancho Cucamonga, CA 91730


MSI Warrant Holders

Cruttenden & Company
18301 Von Karman, Suite 100
Irvine, CA 92715

Gregory E. Presson
c/o Cruttenden & Company
18301 Von Karman, Suite 100
Irvine, CA 92715


                                       6.

J.C. McRae
c/o Cruttenden & Company
18301 Von Karman, Suite 100
Irvine, CA  92715

Anthony Haas
c/o Cruttenden & Company
18301 Von Karman, Suite 100
Irvine, CA  92715

Silicon Valley Bank
75 Page Mill Road
Suite A-2200
Palo Alto, CA  94304


                                       7.

                       AMENDMENT TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT



         This Amendment to Amended and Restated Investor Rights Agreement (the "Amendment") is made pursuant to Paragraph 3.3 of the Amended and Restated Investor Rights Agreement dated as of October 18, 1991 (the "Agreement") by and among POLYGEN CORPORATION, a Delaware corporation (the "Company") and various investors in the Company as listed on Exhibit A and B to the Agreement. All terms capitalized herein shall have the meanings ascribed to them in the Agreement. The undersigned securityholders hereby agree as of February 14, 1992 as follows:

RECITALS

         WHEREAS, an October 18, 1991, certain of the securityholders listed below (the "Securityholders") and the Company entered into the Agreement to provide for certain registration, information and other rights set forth therein for such Securityholders;

         WHEREAS, Section 1.16 of the Agreement provides for an agreement for the election of the Company's Board of Directors;

         WHEREAS, recently the Board of Directors of the Company approved an amendment to Section 1.16 of the Agreement to provide for an agreement with respect to Board of Directors' representation;

         WHEREAS, the Company and the undersigned Securityholders desire that such Section 1.16 be amended as set forth herein;

         WHEREAS, the Board of Directors also recently approved the sale of certain shares of the Company's Common Stock to Teijin Limited pursuant to that certain Common Stock Purchase Agreement dated on or about February 14, 1992 (the "Purchase Agreement");

         WHEREAS, in connection with the issuance and sale of such shares, the Company, Teijin Limited and the undersigned Securityholders desire that Teijin Limited be granted the rights as well as the obligations of a Securityholder as set forth in the Agreement;

         WHEREAS, the Amendment to the Agreement requires the approval of the Company and the Holders of at least 60% of the Registrable Securities.

         NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, receipt of which is hereby acknowledged, the Company, Teijin Limited and the undersigned Securityholders hereby agree that the Agreement shall be amended by this Amendment as follows:

         1. Section 1.16 of the Agreement shall be deleted in its entirety and shall read as follows:

                  "1.16 Board of Directors. Each of the undersigned Investors agrees until December 31, 1992 to vote its shares of capital stock in favor of (a) each of the nine members of the Board of Directors of the Company (as constituted immediately after the consummation of the Merger, or any successor Director to any of such nine Directors, if any, if such Director shall have been selected by the Board of Directors to fill a vacancy on the Board of Directors after a Director's death or resignation) and (b) the tenth member of the Board of Directors elected by the Board of Directors to fill the newly created vacancy as of January 22, 1992 (or any successor to such Director, if such Director shall have been selected by the Board of Directors to fill a vacancy on the Board after such Director's resignation or death.)"

         2. Upon the issuance of the shares of Common Stock of the Company to Teijin Limited pursuant to the Purchase Agreement, Teijin Limited shall be deemed to be a party to the Agreement as if an original signatory thereto and shall be entitled to all of the rights and agrees to be bound by all of the obligations of an "Investor," a "Holder," a "Holder of Registrable Securities" and a "Holder of Restricted Securities," as each such term is defined in the Agreement.

         3. Notwithstanding the foregoing, Teijin Limited shall not be subject in any way to the terms of the Merger Agreement and Section 2.1 of the Agreement shall apply to Teijin Limited as if it read as follows:


                                       2.

                  2.1 Restrictions on Transferability. The shares of Common Stock of the Company held by the Holders (as hereinafter defined) shall not be transferable, except upon the conditions specified in this
         Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act, or, in the case of Section 2.15 hereof, to assist in an orderly distribution, as the case may be. Each holder will cause any proposed transferee of Restricted Securities (as hereinafter defined) held by that holder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Section 2.

         4. The paragraph entitled "Registrable Securities" of Section 2.2 of the Agreement shall be deleted in its entirety and shall read as follows:

                  ""Registrable Securities" shall mean (i) shares of the Company's Common Stock issued upon the automatic conversion of shares of each of the Series A, Series B, Series C and Series D Preferred Stock of the Company pursuant to an amendment to the Company's Certificate of Incorporation concurrently with the consummation of the Merger; (ii) shares of the Company's Common Stock issued to MSI common stockholders pursuant to the Merger Agreement; (iii) shares of the Company's Common Stock issuable upon the exercise of the Company's Common Stock purchase warrants issued to Technology Funding Secured Investors II ("TFSI"); (iv) shares of the Company's Common Stock issued to Teijin Limited pursuant to the Purchase Agreement; (v) shares of the Company's Common Stock issuable upon the exercise of common stock options and common stock purchase warrants issued by MSI to and held by the former MSI optionholders and MSI warrantholders assumed by the Company in connection with the Merger; and (vi) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (v) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

         5. Except as otherwise amended herein, the other terms and provisions of the Agreement shall remain in full force and effect.

         6. This Amendment may be executed in any number of counterparts, each of which may be executed by less that all of


                                       3.

the parties hereto and each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.



          `                                    POLYGEN CORPORATION


                                               By:/s/ Michael J. Savage
                                                  ______________________________
                                                  Name:    Michael J. Savage
                                                       _________________________
                                                  Title:   President
                                                        ________________________


                                               SECURITYHOLDER


                                               By:______________________________
                                                  Print Name: __________________


                                               TEIJIN LIMITED


                                               By:/s/ Hisao Kimura
                                                  ______________________________
                                                  Name:    Hisao Kimura
                                                       _________________________
                                                  Title:   Managing Director
                                                        ________________________



                                       4.

                       AMENDMENT TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT



         This Amendment to Amended and Restated Investor Rights Agreement (the "Amendment") is made pursuant to Paragraph 3.3 of the Amended and Restated Investor Rights Agreement dated as of October 18, 1991 (the "Agreement") by and among POLYGEN CORPORATION, a Delaware corporation (the "Company") and various investors in the Company as listed on Exhibit A and B to the Agreement. All terms capitalized herein shall have the meanings ascribed to them in the Agreement. The undersigned securityholders hereby agree as of February 14, 1992 as follows:

RECITALS

         WHEREAS, on October 18, 1991, certain of the securityholders listed below (the "Securityholders") and the Company entered into the Agreement to provide for certain registration, information and other rights set forth therein for such Securityholders ;

         WHEREAS, Section 1.16 of the Agreement provides for an agreement for the election of the Company's Board of Directors;

         WHEREAS, recently the Board of Directors of the Company approved an amendment to Section 1.16 of the Agreement to provide for an agreement with respect to Board of Directors' representation;

         WHEREAS, the Company and the undersigned Securityholders desire that such Section 1.16 be amended as set forth herein;

         WHEREAS, the Board of Directors also recently approved the sale of certain shares of the Company's Common Stock to Teijin Limited pursuant to that certain Common Stock Purchase Agreement dated on or about February 14, 1992 (the "Purchase Agreement");

         WHEREAS, in connection with the issuance and sale of such shares, the Company, Teijin Limited and the undersigned Securityholders desire that Teijin Limited be granted the rights as well as the obligations of a Securityholder as set forth in the Agreement;

         WHEREAS, the Amendment to the Agreement requires the approval of the Company and the Holders of at least 60% of the Registrable Securities.

         NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, receipt of which is hereby acknowledged, the company, Teijin Limited and the undersigned Securityholders hereby agree that the Agreement shall be amended by this Amendment as follows:

         1. Section 1.16 of the Agreement shall be deleted in its entirety and shall read as follows:

                  "1.16 Board of Directors. Each of the undersigned Investors agrees until December 31, 1992 to vote its shares of capital stock in favor of (a) each of the nine members of the Board of Directors of the Company (as constituted immediately after the consummation of the Merger, or any successor Director to any of such nine Directors, if any, if such Director shall have been selected by the Board of Directors to fill a vacancy on the Board of Directors after a Director's death or resignation) and (b) the tenth member of the Board of Directors elected by the Board of Directors to fill the newly created vacancy as of January 22, 1992 (or any successor to such Director, if such Director shall have been selected by the Board of Directors to fill a vacancy on the Board after such Director's resignation or death.)"

         2. Upon the issuance of the shares of Common Stock of the Company to Teijin Limited pursuant to the Purchase Agreement, Teijin Limited shall be deemed to be a party to the Agreement as if an original signatory thereto and shall be entitled to all of the rights and agrees to be bound by all of the obligations of an "Investor," a "Holder," a "Holder of Registrable Securities" and a "Holder of Restricted Securities," as each such term is defined in the Agreement.

         3. Notwithstanding the foregoing, Teijin Limited shall not be subject in any way to the terms of the Merger Agreement and Section 2.1 of the Agreement shall apply to Teijin Limited as if it read as follows:

                  2.1 Restrictions on Transferability. The shares of Common Stock of the Company held by the Holders (as hereinafter defined) shall not be transferable, except upon the conditions specified in this
         Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act, or, in the case of Section 2.15 hereof, to assist in an orderly distribution, as the case may be. Each holder will cause any proposed transferee of Restricted Securities (as hereinafter defined) held by that holder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Section 2.


                                       2.

         4. The paragraph entitled "Registrable Securities" of Section 2.2 of the Agreement shall be deleted in its entirety and shall read as follows:

                  ""Registrable Securities" shall mean (i) shares of the Company's Common Stock issued upon the automatic conversion of shares of each of the Series A, Series B, Series C and Series D Preferred Stock of the Company pursuant to an amendment to the Company's Certificate of Incorporation concurrently with the consummation of the Merger; (ii) shares of the Company's Common Stock issued to MSI common stockholders pursuant to the Merger Agreement; (iii) shares of the Company's Common Stock issuable upon the exercise of the Company's Common Stock purchase warrants issued to Technology Funding Secured Investors II ("TFSI") ; (iv) shares of the Company's Common Stock issued to Teijin Limited pursuant to the Purchase Agreement; (v) shares of the Company's Common Stock issuable upon the exercise of common stock options and common stock purchase warrants issued by MSI to and held by the former MSI optionholders and MSI warrantholders assumed by the Company in connection with the Merger; and (vi) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (v) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

         5. Except as otherwise amended herein, the other terms and provisions of the Agreement shall remain in full force and effect.

         6. This Amendment may be executed in any number of counterparts, each of which may be executed by less that all of the parties hereto and each of which shall constitute one and the same instrument.


                                       3.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.


                                             POLYGEN CORPORATION


                                             By: /s/ Michael Rivers
                                                ________________________________
                                                Name: Michael D. Rivers
                                                     ___________________________
                                                Title:Director Asia/Pacific
                                                     __________________________


                                             SECURITYHOLDER


                                             By:/s/ [ILLEGIBLE]
                                                ________________________________
                                                Print Name: [ILLEGIBLE]
                                                           _____________________

                                             TEIJIN LIMITED


                                             By:
                                                Name:___________________________
                                                Title:__________________________


                                             SECURITYHOLDER


                                             By:/s/ ANDREW J. FERR
                                                ________________________________
                                                Print Name: ANDREW J. FERR
                                                           _____________________

                                             TEIJIN LIMITED


                                             By:
                                                Name:___________________________
                                                Title:__________________________


                                             SECURITYHOLDER


                                             By: /s/ RICHARD C. HACKNEY
                                                ________________________________
                                             Print Name: EGC II LIMITED
                                                        ________________________
                                             PARTNERSHIP BY GENERAL PARTNER
                                             BALTIMORE STREET CAPITAL III BY
                                             GENERAL TEIJIN LIMITED PARTNER
                                             RICHARD C. HACKNEY.

                                             TEIJIN LIMITED

                                             By:
                                                Name:___________________________
                                                Title:__________________________


                                             SECURITYHOLDER

                                             Technology Funding Secured
                                             Investors II, LP:
                                                By: Technology Funding Inc.,
                                                    Managing General Partner

                                             By:/s/ [ILLEGIBLE]
                                                ________________________________
                                                Print Name:
                                                           _____________________

                                             TEIJIN LIMITED


                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.


                                     POLYGEN CORPORATION

                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                        /s/ M.W. Szeto
                                     By: International Business Machines
                                        ________________________________________
                                        Print Name: Corporation
                                                    M. W. Szeto
                                                   _____________________________
                                          IBM Director of Business Development

                                     TEIJIN LIMITED

                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                     SECURITYHOLDER

                                     ABS VENTURES II LIMITED PARTNERSHIP


                                     By: /s/ Bruns Grayson
                                        ________________________________________
                                        Print Name:  Bruns Grayson
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     Brown Technology Associates Limited
                                     Partnership

                                     By: /s/ Richard L. Franvo
                                        ________________________________________
                                        Print Name: Richard L. Franvo, General
                                                   _____________________________
                                                    Partner



                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER


                                     By:/s/ [ILLEGIBLE]
                                        ________________________________________
                                        Print Name: Geocapital Ventures
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.


                                     POLYGEN CORPORATION

                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER


                                     By: /s/ Timothy Draper
                                        ________________________________________
                                        Print Name: Timothy Draper
                                                   _____________________________
                                                    For Draper Associates L.P.

                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                        MENLO VENTURES III
                                        BY: Menlo Management Partners, its
                                        General Partner

                                     By: /s/ Thomas  H.  Bredt
                                        ________________________________________

                                        Print Name: Thomas  H.  Bredt
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                     SECURITYHOLDER

                                     GC & H INVESTMENTS

                                     By: /s/ John L. Cardoza
                                        ________________________________________

                                        Print Name: John L. Cardoza
                                                   _____________________________
                                                    Executive Partner

                                     TEIJIN LIMITED

                                     By:________________________________________
                                        Name:___________________________________
                                        Title: _________________________________


                                     SECURITYHOLDER


                                     By: /s/ Irwin Lieber
                                        ________________________________________
                                        Print Name: Irwin Lieber
                                                   _____________________________


                                     TEIJIN LIMITED

                                     BY:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                     POLYGEN CORPORATION


                                     By: ________________________
                                         Name:___________________
                                         Title: _________________


                                     SECURITYHOLDER


                                     By: /s/ James J. Harrison
                                        ________________________________________
                                        Print Name: James J. Harrison
                                                   _____________________________

                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER
                                     By: /s/ [ILLEGIBLE]
                                        ________________________________________
                                        Print Name: [ILLEGIBLE]
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER


                                     By: /s/ [ILLEGIBLE]
                                        ________________________________________
                                        Print Name: [ILLEGIBLE]
                                                   _____________________________

                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     SIF Limited Partnership
                                     c/o Morgan Stanley
                                     Venture Capital, Inc.

                                     By: /s/ Guy de Chazal
                                        ________________________________________
                                        Print Name: Guy de Chazal
                                                   _____________________________
                                                    Vice President


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                     POLYGEN CORPORATION


                                     By: ________________________
                                         Name:___________________
                                         Title: _________________

                                     SECURITYHOLDER:

                                     Morgan Stanley Venture Capital Fund, Inc.

                                     By: /s/ Guy de Chazal
                                        ________________________________________
                                        Print Name: Guy de Chazal
                                                   _____________________________
                                                    President


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     Boston Safe Deposit and Trust Company

                                     By: /s/ Mary Ann Bresnanan
                                        ________________________________________
                                        Print Name: Mary Ann Bresnanan
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     Banc Boston Ventures Inc.

                                     By: /s/ Marcia T. Bates
                                        ________________________________________
                                        Print Name:_____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     [ILLEGIBLE]

                                     By: /s/ [ILLEGIBLE]
                                        ________________________________________
                                        Print Name: [ILLEGIBLE]
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                     POLYGEN CORPORATION


                                     By: ________________________
                                         Name:___________________
                                         Title: _________________

                                     SECURITYHOLDER

                                     By: /s/ Raun J. Rasmussen
                                        ________________________________________
                                        Print Name: INNOVEN III CORP.
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     By: /s/ Raun J. Rasmussen
                                        ________________________________________
                                        Print Name: INNOVEN III CORP.
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     LAR PARTNERS

                                     By: /s/ Raun J. Rasmussen
                                        ________________________________________
                                        Print Name: LAR PARTNERS
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER

                                     Transitions Two, Limited Partnership

                                     By: /s/ THOMAS K. SWEENY
                                        ________________________________________
                                        Print Name: THOMAS K. SWEENY
                                                   _____________________________
                                                    VICE PRESIDENT


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                     POLYGEN CORPORATION


                                     By: ________________________
                                         Name:___________________
                                         Title: _________________

                                     SECURITYHOLDER

                                     The MacNeal-Schwendler Corporation

                                     By: /s/ Louis A.  Greco
                                        ________________________________________
                                        Print Name: Louis A.  Greco for
                                                   _____________________________
                                                    Richard H.MacNeal

                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER


                                     By: /s/ CHRIS GRELL
                                        ________________________________________
                                        Print Name: CHRIS GRELL
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER


                                     By: /s/ SIMON HANNA
                                        ________________________________________
                                        Print Name: SIMON HANNA
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     SECURITYHOLDER


                                     By: /s/ THOMAS J. CABLE
                                        ________________________________________
                                        Print Name: THOMAS J. CABLE
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                     POLYGEN CORPORATION


                                     By: ________________________
                                         Name:___________________
                                         Title: _________________

                                     SECURITYHOLDER


                                     By: /s/ KEVIN CABLE
                                        ________________________________________
                                        Print Name: KEVIN CABLE
                                                   _____________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                     SECURITYHOLDER


                                     By: /s/ Barry Olafson
                                         _____________________________________
                                         Print Name: /s/ Barry Olafson
                                                     _________________________


                                     TEIJIN LIMITED


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                     SECURITYHOLDER


                                     By: /s/ William Goddard
                                          [s] Yvonne Amelia Goddard
                                         ______________________________________
                                     Print Name: William Goddard/
                                                 Yvonne Amelia Goddard
                                                 ______________________________


                                     TEIJIN LIMITED


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                     SECURITYHOLDER


                                     By: /s/ Fred C. Laccarve
                                        ______________________________________
                                     Print Name: Fred C. Laccarve, Trustee
                                                 For the Laccarve Living Trust
                                                 U/A Dated 22 February 1991
                                        ______________________________________

                                     TEIJIN LIMITED


                                     By:_______________________________________
                                     Name:__________________________________
                                     Title:_________________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                              POLYGEN CORPORATION


                                              By: ________________________
                                                  Name:___________________
                                                  Title: _________________

                                              SECURITYHOLDER

                                              By: /s/ Eugene J. Moscaret
                                                 __________________________
                                              Print Name:  E.J. Moscaret
                                                         __________________




                                              TEIJIN LIMITED


                                              By:   __________________
                                              Name: __________________
                                              Title: _________________

                                              SECURITYHOLDER

                                              By: /s/ Craig F. Dawson
                                                 __________________________
                                              Print Name:  Craig F. Dawson
                                                         __________________




                                              TEIJIN LIMITED


                                              By:   __________________
                                              Name: __________________
                                              Title: _________________

                                              SECURITYHOLDER

                                              By: /s/ Cun Feng Fan
                                                 __________________________
                                              Print Name:  Cun Feng Fan
                                                         __________________




                                              TEIJIN LIMITED


                                              By:   __________________
                                              Name: __________________
                                              Title: _________________

                                              SECURITYHOLDER

                                              By: /s/ William M. Alvador
                                                 __________________________
                                              Print Name: /s/ William M. Alvador
                                                         __________________




                                              TEIJIN LIMITED


                                              By:   __________________
                                              Name: __________________
                                              Title: _________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                                  POLYGEN CORPORATION


                                                  By: ________________________
                                                      Name:___________________
                                                      Title: _________________

                                                  SECURITYHOLDER

                                                  By: /s/ Marie Ary
                                                     __________________________
                                                  Print Name:  Marie Ary
                                                             __________________




                                                  TEIJIN LIMITED


                                                  By:   __________________
                                                  Name: __________________
                                                  Title: _________________

                                                  SECURITYHOLDER

                                                  By: /s/ Mario Blanco
                                                     __________________________
                                                  Print Name: Mario Blanco
                                                             __________________




                                                  TEIJIN LIMITED


                                                  By:   __________________
                                                  Name: __________________
                                                  Title: _________________

                                                  SECURITYHOLDER

                                                  By: /s/ Nadine Brown
                                                     __________________________
                                                  Print Name:  Nadine Brown
                                                             __________________




                                                  TEIJIN LIMITED


                                                  By:   __________________
                                                  Name: __________________
                                                  Title: _________________

                                                  SECURITYHOLDER

                                                  By: /s/ Glen Churchfield
                                                     __________________________
                                                  Print Name:  Glen Churchfield
                                                             __________________




                                                  TEIJIN LIMITED


                                                  By:   __________________
                                                  Name: __________________
                                                  Title: _________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                            POLYGEN CORPORATION


                                            By: ______________________________
                                                Name:_________________________
                                                Title: _______________________

                                            SECURITYHOLDER

                                            By: /s/ Kimberley C. Connell
                                               _______________________________
                                            Print Name: Kimberley C. Connell
                                                       _______________________




                                            TEIJIN LIMITED


                                            By:   ____________________________
                                            Name: ____________________________
                                            Title: ___________________________

                                            POLYGEN CORPORATION


                                            By:  /s/ [Illegible]
                                                 _____________________________
                                            Name:  /s/ [Illegible]
                                                   ___________________________
                                            Title:  Systems Engineer
                                                    __________________________

                                             SECURITYHOLDER

                                             By:
                                                ______________________________
                                             Print Name:
                                                        ______________________




                                                  TEIJIN LIMITED


                                                  By:   __________________
                                                  Name: __________________
                                                  Title: _________________

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                               POLYGEN CORPORATION

                                               By:  ____________________________
                                               Name:____________________________
                                               Title:___________________________

                                               SECURITYHOLDER

                                               By:  /s/ Shaw Ling Hsu
                                                    ____________________________

                                               Name: Shaw Ling Hsu
                                                     ___________________________


                                               TEIJIN LIMITED

                                               By:   ___________________________
                                               Name: ___________________________
                                               Title: __________________________

                                               SECURITYHOLDER

                                               By: /s/ H. R. Kottmann
                                                  ______________________________

                                               Print Name: H. R. Kottmann
                                                          ______________________

                                               TEIJIN LIMITED

                                               By:   ___________________________
                                               Name: ___________________________
                                               Title:___________________________

                                               SECURITYHOLDER

                                               By: /s/ Keli Lores
                                                   _____________________________
                                               Print Name: Keli Lores
                                                           _____________________

                                               TEIJIN LIMITED

                                               By: _____________________________

                                               Name: ___________________________
                                               Title:___________________________

                                               SECURITYHOLDER

                                               By: /s/ Kim M. Moore
                                                   _____________________________

                                               Print Name: Kim M. Moore
                                                          ______________________

                                               TEIJIN LIMITED

                                               By:_____________________________

                                               Name: __________________________
                                               Title:__________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.


                                           POLYGEN CORPORATION

                                           By: /s/ Michael Rivers
                                               _____________________________
                                           Name:  Michael D. Rivers
                                                 ___________________________
                                           Title: Director Asia/Pacific
                                                  __________________________

                                           SECURITYHOLDER

                                           By: /s/ Michael Rivers
                                               _____________________________
                                           Print Name:  Michael D. Rivers
                                                       _____________________

                                           TEIJIN LIMITED

                                           BY: _____________________________
                                               Name: _______________________
                                               Title: ______________________



                                           SECURITYHOLDER

                                           By: /s/ Charles B. Shuey
                                              ______________________________
                                           Print Name: Charles B. Shuey
                                                     _______________________

                                           TEIJIN LIMITED

                                           By: _____________________________
                                           Name: ___________________________
                                           Title: __________________________

                                           SECURITYHOLDER

                                           By:  /s/ Paul A. Bartlett
                                                ____________________________
                                           Print Name: Paul A. Bartlett
                                                 ___________________________


                                           TEIJIN LIMITED

                                           By:  ____________________________
                                           Name: ___________________________
                                           Title:___________________________

                                           SECURITYHOLDER

                                           By: [s] Leroy Hood
                                               _____________________________

                                           Print Name: [s] Leroy Hood
                                                       _____________________


                                           TEIJIN LIMITED

                                           By:______________________________

                                           Name: ___________________________
                                           Title: __________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                            POLYGEN CORPORATION


                            By: _______________________________________
                            Name:______________________________________
                            Title: ____________________________________

                            SECURITYHOLDER

                            By: [s] Illegible
                                _______________________________________

                            Print Name: [s] Illegible
                                        _______________________________


                            TEIJIN LIMITED

                            By:________________________________________

                            Name: _____________________________________
                            Title: ____________________________________

                            SECURITYHOLDER

                            By: [s] R. Lovell
                                _______________________________________

                            Print Name: Dr. R. Lovell
                                        _______________________________


                            TEIJIN LIMITED

                            By:________________________________________

                            Name: _____________________________________
                            Title: ____________________________________

                            SECURITYHOLDER

                            By: [s] Robert Kaufman  Silicon Valley Bank
                                _______________________________________

                            Print Name: Robert Kaufman
                                       ________________________________


                            TEIJIN LIMITED

                            By:________________________________________

                            Name: _____________________________________
                            Title: ____________________________________

                            SECURITYHOLDER

                            By: [s] Illegible
                                _______________________________________

                            Print Name: [s] Illegible
                                        _______________________________


                            TEIJIN LIMITED

                            By:________________________________________

                            Name: _____________________________________
                            Title: ____________________________________

                IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                                  POLYGEN CORPORATION


                                                  By: ________________________
                                                      Name:___________________
                                                      Title: _________________

                                                  SECURITYHOLDER

                                                  By: [s] Gemma J. Rocchette
                                                      _________________________

                                                  Print Name: Gemma J. Rochette
                                                             __________________


                                                  TEIJIN LIMITED

                                                  By:__________________________

                                                  Name: _______________________
                                                  Title: ______________________

                                                    SECURITYHOLDER

                                                    Porosan Group

                                                    By: /s/ Peter H. Engel
                                                        _______________________

                                                    Print Name:  Peter H. Engel
                                                                   ____________



                                                    TEIJIN LIMITED

                                                    By:________________________
                                                             Name: ____________
                                                             Title: ___________

                                                    SECURITYHOLDER

                                                    Porosan Group, Inc.

                                                    By: /s/ Peter H. Engel
                                                        _______________________

                                                    Print Name:  Peter H. Engel
                                                                   ____________


                                                    TEIJIN LIMITED

                                                    By:________________________
                                                             Name: ____________
                                                             Title: ___________

                                                     SECURITYHOLDER

                                                     By: [s] Illegible
                                                         _______________________

                                                     Print Name:
                                                                ________________


                                                     TEIJIN LIMITED

                                                     By:_______________________

                                                     Name: _____________________
                                                     Title: ____________________

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

        This Second Amendment to Amended and Restated Investor Rights
Agreement (the "Second Amendment") is made this 14 day of July, 1994, pursuant to paragraph 3.3. of the Amended and Restated Investor Rights Agreement dated as of October 18, 1991 (the "Investor Rights Agreement") by and among Molecular Simulations Incorporated, a Delaware corporation (the "Company") and various investors in the Company, as amended on February 14, 1992. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement. The undersigned securityholders hereby agree as follows:

                                    RECITALS

        WHEREAS, on October 18, 1991, certain of the securityholders listed below (the "MSI Securityholders") and the Company entered into the Investor Rights Agreement to provide for certain registration, information and other rights set forth therein for such MSI Securityholders;

        WHEREAS, on February 14, 1992, the Company, the MSI Securityholders and Teijin Limited entered into an Amendment to the Investor Rights Agreement for purposes of adding Teijin Limited as a party to the Investor Rights Agreement;

        WHEREAS, on May 27, 1994, the Company, BioCAD Corporation and certain other parties entered into an Agreement and Plan of Merger (the "BioCAD Merger Agreement") pursuant to which BioCAD Corporation will become a wholly-owned subsidiary of the Company and certain former stockholders of BioCAD Corporation (the "BioCAD Stockholders") will receive an aggregate of approximately 6.7 million shares of the Company's Common Stock;

        WHEREAS, in connection with the issuance of such shares pursuant to the terms of the BioCAD Merger Agreement, the Company, the BioCAD Stockholders and the undersigned MSI Securityholders desire that the BioCAD Stockholders be granted the rights as well as the obligations of an MSI Securityholder as set forth in the Investor Rights Agreement;

        WHEREAS, the Second Amendment requires the approval of the Company and the Holders of at least 60% of the Registrable Securities.

        NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, receipt of which is hereby acknowledged, the Company, the BioCAD Stockholders and the undersigned MSI Securityholders hereby agree that the Investor Rights Agreement shall be amended by this Second Amendment as follows:

        1. Upon the issuance of the shares of Common Stock of the Company (the "MSI Shares") to the BioCAD Stockholders pursuant to the BioCAD Merger Agreement, each of the BioCAD Stockholders shall become a party to the Investor Rights Agreement and shall be entitled to all of the rights (including all rights under Section 1 of the Investor Rights Agreement to which such BioCAD Stockholder may be entitled by his or its ownership of stock in the Company) and agrees to be bound by all of the obligations of an "Investor", a "Holder", a "Holder of Registrable Securities", and a "Holder of Restricted Securities," as each such term is defined in the Investor Rights Agreement.

        2. Section 2.1 of the Investor Rights Agreement shall apply to the BioCAD Stockholders as if it read as follows:

                2.1 Restrictions on Transferability. All shares of Common Stock of the Company held by the Holders (as hereinafter defined), including the MSI Shares, shall not be transferable, except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act, or, in the case of
        Section 2.15 hereof, to assist in an orderly distribution, as the case may be. Each Holder will cause any proposed transferee of Restricted Securities (as hereinafter defined) held by that Holder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Section 2.

        3. The definition of "Restricted Securities" contained in Section 2.2 of Investor Rights Agreement shall be deemed to include the MSI Shares.

        4. The paragraph entitled "Registrable Securities" of Section 2.2 of the Agreement shall be deleted in its entirety and shall read as follows:

                "Registrable Securities" shall mean (i) shares of the Company's Common Stock issued upon the automatic conversion of shares of each of the Series A, Series B, Series C and Series D Preferred Stock of the Company pursuant to an amendment to the Company's Certificate of Incorporation concurrently with the consummation of the Merger; (ii) shares of the Company's Common Stock issued to MSI common stockholders pursuant to the Merger Agreement; (iii) shares of the Company's Common Stock issuable upon the exercise of the Company's Common Stock purchase warrants issued to Technology Funding Secured Investors II ("TFSI");
        (iv) shares of the Company's Common Stock issued to Teijin Limited pursuant to the Common Stock Purchase Agreement between the Company and Teijin Limited dated February 14, 1992; (v) shares of the Company's Common Stock issuable upon the exercise of common stock options and common stock purchase warrants issued by MSI to and held by the former MSI optionholders and MSI warrantholders assumed by the Company in connection with the Merger; (vi) the shares of the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
By: /s/ Michael J. Savage
----------------------------------      ---------------------------------------
Name: Michael J. Savage                 Printed Name of MSI Securityholder
----------------------------------      ---------------------------------------
Title: President                        By: ___________________________________
----------------------------------      Name: _________________________________
                                        Title: ________________________________


                                        BIOCAD STOCKHOLDERS:

                                        ---------------------------------------
                                        Printed Name of BioCAD Stockholder
                                        ---------------------------------------
                                        By: ___________________________________
                                        Name: _________________________________
                                        Title: ________________________________
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
                                        Banc Boston Ventures, Inc.
By:                                     ---------------------------------------
   -------------------------------      Printed Name of MSI Securityholder
Name:
     -----------------------------      By: /s/Marcia T. Bates
Title:                                      -----------------------------------
      ----------------------------      Name: Marcia T. Bates
                                              ---------------------------------
                                        Title: Director
                                               --------------------------------


                                        BIOCAD STOCKHOLDERS:

                                        ---------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            -----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

By:                                     Irwin Lieber
   -------------------------------      ---------------------------------------
                                        Printed Name of MSI Securityholder
Name:
     -----------------------------      By: /s/Irwin Lieber
                                            ---------------------------------
Title:
      -----------------------------     Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        ---------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            -----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:________________________________     /s/ JEFFREY M. WALES
                                        ________________________________________
                                        Printed Name of MSI Securityholder
Name:______________________________
                                        By: JEFFREY M. WALES
                                        ________________________________________
Title:_____________________________
                                        Name:___________________________________

                                        Title:__________________________________


                                        BIOCAD STOCKHOLDERS:


                                        ________________________________________
                                        Printed Name of BioCAD Stockholder

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________
     the Company's Common Stock issued to the BioCAD Stockholder pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS          MSI SECURITYHOLDERS:
  INCORPORATED
By:                            Draper Associates, L.P. (California Partners)
   ------------------------    ------------------------------------------------
                               Printed Name of MSI Securityholder

Name:                          By: /s/ Timothy Draper
     ----------------------        ---------------------------------------------

Title:                         Name:  Timothy Draper
      ---------------------           ------------------------------------------

                               Title: General Partner
                                      ------------------------------------------

                               BIOCAD STOCKHOLDERS:

                               -------------------------------------------------
                               Printed Name of BioCAD Stockholder

                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

                                        /s/ Kevin Cable
By: ______________________________      __________________________________
                                        Printed Name of MSI Securityholder

                                        By: /s/ Kevin Cable
Name: ____________________________      __________________________________

                                        Name: /s/ Kevin Cable
Title: ___________________________      Title: ___________________________


                                        BIOCAD STOCKHOLDERS:

                                        __________________________________
                                        Printed Name of BioCAD Stockholder

                                        __________________________________

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________
        pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

By:                                     American Consulting Corporation
   --------------------------------     --------------------------------------
c/o Weidenbaum, Ryder & Co.             Printed Name of MSI Securityholder

Name:
      -----------------------------    By:  /s/ P. Engel
                                           -----------------------------------
Title:                                 Name:  P. Engel
      -----------------------------          ---------------------------------
                                       Title: President
                                             ---------------------------------


                                        BIOCAD STOCKHOLDERS:

                                       --------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ----------------------------------

                                        Name:
                                             ---------------------------------

                                        Title:
                                               -------------------------------
        pursuant to the Agreement and Plan of merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
                                        Printed Name of MSI Securityholder
By: ______________________________
                                        By: Menlo Management Partners,
Name: ____________________________          its General Partner

Title: ___________________________      Name:  /s/ Thomas M. Bredt
                                               ----------------------------
                                        Title: General Partner
                                               ----------------------------

                                        BIOCAD STOCKHOLDERS:

                                        ___________________________________
                                        Printed Name of BioCAD Stockholder

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________
        pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
By:                                     By: /s/ William Goddard III
   ---------------------------------       ---------------------------------
                                            William A. Goddard III.

Name:                                   By: /s/ Amelia Yvonne Correy Godard
      -------------------------------      ----------------------------------
Title:                                      Amelia Yvonne Correy Goddard
      -------------------------------

                                        BIOCAD STOCKHOLDERS:

                                        --------------------------------------
                                        Printed Name of BioCAD Stockholder
                                        By:
                                           -----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                              --------------------------------
     pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED            MSI SECURITYHOLDERS:

By:                                           CH Partners IV
    ------------------------------            Printed Name of MSI Securityholder
Name:
      ----------------------------            By: Thomas J. Cable
Title:                                            -----------------------------
       ---------------------------
                                              Name: Thomas J. Cable
                                                    ---------------------------

                                              Title: GP
                                                     --------------------------


                                              BIOCAD STOCKHOLDERS:

                                              ---------------------------------
                                              Printed Name of BioCAD Stockholder

                                              By:
                                                  -----------------------------

                                              Name:
                                                    ---------------------------

                                              Title:
                                                     --------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI;
        and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

By: ______________________________      _____________________________________
                                        Printed Name of MSI Securityholder

                                        By: /s/ A. Barr Dolan
Name: ____________________________      _____________________________________

                                        Name: A. Barr Dolan
Title: ___________________________      _____________________________________

                                        Title: General Partner
                                               Charter Ventures
                                        _____________________________________


                                        BIOCAD STOCKHOLDERS:

                                        _____________________________________
                                        Printed Name of BioCAD Stockholder

                                        By: _________________________________

                                        Name: _______________________________

                                        Title: ______________________________
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                         CRAIG F. DAWSON
    ------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Craig F. Dawson
      ----------------------------          ---------------------------------

Title:                                  Name:
       ---------------------------            -------------------------------

                                        Title:
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                     CH Investment Partners
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Thomas J. Cable
      ----------------------------          ---------------------------------

Title:                                  Name:   Thomas J. Cable
       ---------------------------            -------------------------------

                                        Title:  GP
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect to the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                     Teijin Limited
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Takehisa Tokunaga
      ----------------------------          ---------------------------------

Title:                                  Name:  Takehisa Tokunaga
       ---------------------------            -------------------------------

                                        Title:  Manager Information Systems
                                                Business Division
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED            MSI SECURITYHOLDERS:

                                              Andrew J. Ferrara
By:                                           ----------------------------------
    ------------------------------            Printed Name of MSI Securityholder
Name:
      ----------------------------            By:
Title:                                            -----------------------------
       ---------------------------
                                              Name: /s/ Andrew J. Ferrara
                                                    ---------------------------

                                              Title:
                                                     --------------------------


                                              BIOCAD STOCKHOLDERS:

                                              ---------------------------------
                                              Printed Name of BioCAD Stockholder

                                              By:
                                                  -----------------------------

                                              Name:
                                                    ---------------------------

                                              Title:
                                                    ---------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                     BARRY D. OLAFSON
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Barry D. Olafson
      ----------------------------          ---------------------------------

Title:                                  Name:
       ---------------------------            -------------------------------

                                        Title:
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect to the Common Stock set for in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                     MacNeal Schwendler Corporation
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Louis A. Greco
      ----------------------------          ---------------------------------

Title:                                  Name:   Louis A. Greco
       ---------------------------            -------------------------------

                                        Title:   Chief Financial Officer
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."


        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

By:                                       Paraq Saxena
   -------------------------------      ----------------------------------
Name:                                   Printed Name of MSI Securityholder
     -----------------------------
Title:                                  By:  /s/ PARAQ SAXENA
      ----------------------------         --------------------------------

                                        Name:
                                             ------------------------------

                                        Title:
                                              -----------------------------


                                        BIOCAD STOCKHOLDERS:

                                        -----------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:

     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                        Marc Tesler
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Marc Tesler
      ----------------------------          ---------------------------------

Title:                                  Name:
       ---------------------------            -------------------------------

                                        Title:
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                       EUGENE J. MOSCARET
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ E. J. Moscaret
      ----------------------------          ---------------------------------

Title:                                  Name:  EUGENE J. MOSCARET
       ---------------------------            -------------------------------

                                        Title:
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED   MSI SECURITYHOLDERS:

By:                                   ABS Ventures II Limited Partnership
   -------------------------------   --------------------------------------
                                      Printed Name of MSI Securityholder

Name:                                 By: /s/ Bruns Grayson
      ----------------------------        ---------------------------------

Title:                                Name: ABS Ventures II Limited Partnership
       ---------------------------          -------------------------------
                                            by Bruns Grayson
                                      Title:  Managing Partner
                                             ------------------------------


                                      BIOCAD STOCKHOLDERS:


                                      -------------------------------------
                                      Printed Name of BioCAD Stockholder

                                      By:
                                          ---------------------------------

                                      Name:
                                            -------------------------------

                                      Title:
                                             ------------------------------
        pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
                                        Brown Technology Associates
                                           Limited Partnership
By: ------------------------------
    Partnership                         Printed Name of MSI Securityholder
Name:
      ----------------------------      By: /s/Brown Technology Associates
                                                   Limited Partnership
Title:                                      -----------------------------------
       ---------------------------      Name: Bruns Greyson
                                        ---------------------------------------
                                        Title: General Partner


                                        BIOCAD STOCKHOLDERS:

                                        ---------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            -----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
                                        KME Venture Capital,
                                        Limited Partnerhsip
                                        By: Safat Ltd., its General Partner
By: ------------------------------      ---------------------------------------
                                        Printed Name of MSI Securityholder
Name: ----------------------------
                                        By: /s/Abdulwahab Al-Qatami
Title: ---------------------------          -----------------------------------
                                        Name: Abdulwahab Al-Qatami
                                        ---------------------------------------
                                        Title: Attorney-In-Fact


                                        BIOCAD STOCKHOLDERS:

                                        ---------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            -----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
                                        GC&H INVESTMENTS
By:
   -------------------------------      ---------------------------------------
Name:                                   Printed Name of MSI Securityholder
     -----------------------------
Title:                                  By: /s/John L. Cardoza
      ----------------------------          -----------------------------------
                                        Name: John L. Cardoza
                                        ---------------------------------------
                                        Title: Executive Partner


                                        BIOCAD STOCKHOLDERS:

                                        ---------------------------------------
                                        Printed Name of BioCAD Stockholder
                                        ---------------------------------------
                                        By:
                                            -----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:
   -------------------------------     ---------------------------------------
                                       Printed Name of MSI Securityholder
Name:
     -----------------------------
                                       By: /s/Charles A. Reid
Title:                                     -----------------------------------
      ----------------------------     Name: EGC II LIMITED PARTNERSHIP BY
                                             GENERAL PARTNER
                                             BALTIMORE STREET CAPITAL III
                                       -----------------------------------------
                                       Title: BY GENERAL PARTNER CHARLES A. REID
                                       -----------------------------------------


                                       BIOCAD STOCKHOLDERS:

                                       ---------------------------------------
                                       Printed Name of BioCAD Stockholder
                                       ---------------------------------------
                                       By:
                                           -----------------------------------
                                       Name:
                                              --------------------------------
                                       Title:
                                              --------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i)-(vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:
                                        /s/ Charles D. Shuey

By: ______________________________      ---------------------------------------
                                        Printed Name of MSI Securityholder
Name: ____________________________
                                        By: /s/ Charles D. Shuey 6-27-94
Title: ___________________________          -----------------------------------
                                        Name: /s/ Charles D. Shuey
                                        ---------------------------------------
                                        Title: ________________________________


                                        BIOCAD STOCKHOLDERS:

                                        ---------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            -----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect to the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

                                        MELLON BANK, N.A. MASTER TRUSTEE FOR
                                        BELL ATLANTIC MASTER PENSION TRUST
                                        (AS DIRECTED BY CHANCELLOR TRUST
BY:                                     COMPANY INVESTMENT MANAGER)
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Allan M. Seaman
      ----------------------------          ---------------------------------

Title:                                  Name:  ALLAN M. SEAMAN
       ---------------------------            -------------------------------

                                        Title:  ASSOCIATE COUNSEL
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------

The Decision to participate in this investment, any representation made herein by the participant, and any holders taken hereunder by the participant has/have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.

                                              [EXAMINED AND
                                                  APPROVED
                                                 AS TO FORM
                                                /S/ BTA
                                              ----------------
                                              LEGAL DEPARTMENT SEAL]
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."


        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

By:
   -------------------------------      Mellon Bank, N.A. Master trustee for
Name:                                   Bell Atlantic Master Pension Trust
     -----------------------------      (as directed by Chancellor Trust
Title:                                  Company, Investment Manager)
      ----------------------------      ----------------------------------
                                        Printed Name of MSI Securityholder

                                        By:  /s/ ALLAN M. SEAMAN
                                           --------------------------------

                                        Name: ALLAN M. SEAMAN
                                             ------------------------------

                                        Title:  ASSOCIATE COUNSEL
                                              -----------------------------


                                        BIOCAD STOCKHOLDERS:

                                        -----------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:



                    The decision to participate in this investment, any representations made herein by the participant, and any actions taken hereunder by the participant has/have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.


                                                        [EXAMINED AND APPROVED
                                                              AS TO FORM

                                                              /s/ BON
                                                          ------------------
                                                          LEGAL DEPARTMENT SEAL]
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED   MSI SECURITYHOLDERS:

By:                                  LYNXVALE LIMITED
    ------------------------------   -------------------------------------------
                                     Printed Name of MSI Securityholder
Name:
     -----------------------------   By: /s/ J. Womack
                                         ---------------------------------------
Title:
      ----------------------------   Name: Mrs. J.M. Womack
                                           -------------------------------------

                                     Title: Director
                                            ------------------------------------

                                     BIOCAD STOCKHOLDERS:

                                     -------------------------------------------
                                     Printed Name of BioCAD Stockholder

                                     By:
                                         ---------------------------------------

                                     Name:
                                           -------------------------------------

                                     Title:
                                            -----------------------------------
        the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
        (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

By:________________________________    /s/ Fred C. Laccabue, Trustee
                                       ____________________________________
                                       Printed Name of MSI Securityholder 7/5/9L
Name:______________________________
                                       By:__________________________________
Title:______________________________
                                       Name: FRED C. LACCABUE
                                       _____________________________________

                                       Title: TRUSTEE FOR THE LACCABUE
                                       LIVING TRUST U/A DATED 2/21/91


                                       BIOCAD STOCKHOLDERS:

                                       _____________________________________
                                       Printed Name of BioCAD Stockholder

                                       By:__________________________________

                                       Name:________________________________

                                       Title:_________________________________
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forTH in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

                                        CONTINENTAL BANK NATIONAL ASSOCIATION
                                        AS CUSTODIAN, FOR THE POLICEMEN'S
                                        ANNUITY AND BENEFIT FUND OF CHICAGO,
                                        AT THE DIRECTION OF CHANCELLOR CAPITAL
By:                                     MANAGEMENT, INC. INVESTMENT MANAGER.
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder
Name:
      ----------------------------      By: /s/ William J. Uher
                                            ---------------------------------
Title:
       ---------------------------      Name:  WILLIAM J. UHER
                                              -------------------------------

                                        Title:  VICE PRESIDENT
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                     InnoVen IV Corporation
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder
Name:
      ----------------------------      By: /s/ Gerald A. Lodge
                                            ---------------------------------
Title:
       ---------------------------      Name:  Gerald A. Lodge
                                              -------------------------------

                                        Title:  Asst. Treasurer
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                      InnoVen III Corp
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder
Name:
      ----------------------------      By: /s/ Raun J. Rasmussen
                                            ---------------------------------
Title:
       ---------------------------      Name:  Raun J. Rasmussen
                                              -------------------------------

                                        Title:  Vice President
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                     SIF Limited Partnership
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder
Name:
      ----------------------------      By: /s/ Guy de Chazal
                                            ---------------------------------
Title:
       ---------------------------      Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------
     the Company's Common Stock issued to the BioCAD Stockholders pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and
     (vii) any shares of the Company's Common Stock issued in respect to the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED   MSI SECURITYHOLDERS:

By:                                  Morgan Stanley Venture Capital Fund L.P.
   -------------------------------   --------------------------------------
                                      Printed Name of MSI Securityholder

Name:                                 By: /s/ Guy de Chazal
      ----------------------------        ---------------------------------

Title:                                Name:
       ---------------------------          -------------------------------

                                      Title:
                                             ------------------------------


                                      BIOCAD STOCKHOLDERS:


                                      -------------------------------------
                                      Printed Name of BioCAD Stockholder

                                      By:
                                          ---------------------------------

                                      Name:
                                            -------------------------------

                                      Title:
                                             ------------------------------
        pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED   MSI SECURITYHOLDERS:

By:                                  International Business Machines Corporation
    ------------------------------   -------------------------------------------
                                     Printed Name of MSI Securityholder
Name:
     -----------------------------   By: /s/ Joseph J. Martin
                                         ---------------------------------------
Title:
      ----------------------------   Name: Joseph J. Martin
                                           -------------------------------------

                                     Title: IBM Assistant Controller
                                            ------------------------------------

                                     BIOCAD STOCKHOLDERS:

                                     -------------------------------------------
                                     Printed Name of BioCAD Stockholder

                                     By:
                                         ---------------------------------------

                                     Name:
                                           -------------------------------------

                                     Title:
                                            -----------------------------------
        pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."


        5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

        6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED      MSI SECURITYHOLDERS:

By:                                     GeoCapital II
   -------------------------------       Printed Name of MSI Securityholder
Name:
     -----------------------------      By:  /s/ STEPHEN J. CLEARMAN
Title:                                     --------------------------------
      ----------------------------
                                        Name: Stephen J. Clearman
                                             ------------------------------

                                        Title:  General Partner
                                              -----------------------------


                                        BIOCAD STOCKHOLDERS:

                                        -----------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------
     pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation and Mayfield VI; and (vii) any shares of the Company's Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vi) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

     5. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

     6. This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.


MOLECULAR SIMULATIONS INCORPORATED     MSI SECURITYHOLDERS:

By:                                     GeoCapital Ventures
   -------------------------------     --------------------------------------
                                        Printed Name of MSI Securityholder

Name:                                   By: /s/ Stephen J. Clearman
      ----------------------------          ---------------------------------

Title:                                  Name:  Stephen J. Clearman
       ---------------------------            -------------------------------

                                        Title:  General Partner
                                               ------------------------------


                                        BIOCAD STOCKHOLDERS:


                                        -------------------------------------
                                        Printed Name of BioCAD Stockholder

                                        By:
                                            ---------------------------------

                                        Name:
                                              -------------------------------

                                        Title:
                                               ------------------------------

                    AMENDMENT NO. 3 TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

         This Amendment No. 3 to Amended and Restated Investor Rights Agreement ("Amendment No. 3") is made this 29th day of September, 1994, pursuant to paragraph 3.3 of the Amended and Restated Investor Rights Agreement dated as of October 18, 1991 (the "Investor Rights Agreement") by and among Molecular Simulations Incorporated, a Delaware corporation (the "Company") and various investors in the Company, as amended on February 14, 1992 and July 14, 1994. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement. The undersigned securityholders hereby agree as follows:

                                    RECITALS

         WHEREAS, on October 18, 1991, certain of the securityholders listed below (the "MSI Securityholders") and the Company entered into the Investor Rights Agreement to provide for certain registration, information and other rights set forth therein for such MSI Securityholders;

         WHEREAS, on February 14, 1992, the Company, the MSI Securityholders and Teijin Limited entered into an Amendment to the Investor Rights Agreement for purposes of adding Teijin Limited as a party to the Investor Rights Agreement;

         WHEREAS, on July 14, 1994, the Company, the MSI Securityholders and certain former stockholders of BioCAD Corporation entered into a Second Amendment to the Investor Rights Agreement for purposes of adding such former stockholders of BioCAD Corporation as parties to the Investor Rights Agreement;

         WHEREAS, concurrent with the execution of this Amendment No. 3, the Company and D. E. Shaw & Co., L.P. and/or its affiliates (the "Purchasers") are entering into a Series A Convertible Preferred Stock Purchase Agreement (the "Series A Purchase Agreement") pursuant to which the Purchasers will purchase an aggregate of 2,222,223 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Shares");

         WHEREAS, in connection with the issuance of such Series A Preferred Shares pursuant to the terms of the Series A Purchase Agreement, the Company, the Purchasers and the undersigned MSI Securityholders desire that each of the Purchasers be granted the rights as well as the obligations of an MSI Securityholder as set forth in the Investor Rights Agreement;

         WHEREAS, this Amendment No. 3 requires the approval of the Company and the Holders of at least 60% of the Registrable Securities.

         NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, receipt of which is hereby acknowledged, the Company, the Purchasers and the undersigned MSI Securityholders hereby agree that the Investor Rights Agreement shall be amended by this Amendment No.3 as follows:

         1. Upon the issuance of the Series A Preferred Shares to the Purchasers pursuant to the Series A Purchase Agreement, each Purchaser shall become a party to the Investor Rights Agreement and shall be entitled to all of the rights and agrees to be bound by all of the obligations of an "Investor", a "Holder," a "Holder of Registrable Securities" and a "Holder of Restricted Securities," as each such term is defined in the Investor Rights Agreement. For purposes of the Investor Rights Agreement, each Purchaser shall be deemed to be a "Significant Rightsholder" so long as it owns an aggregate of at least 26,666 Series A Preferred Shares and/or shares of the Company's Common Stock (subject to adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like).

         2. A new Section 1.18 shall be added to the Investor Rights Agreement as follows:

                  "1.18 Observer Rights. So long as D. E. Shaw & Co., L.P. and/or its affiliates ("D. E. Shaw") continue to own an aggregate of at least 250,000 shares of the Company's Series A Convertible Preferred Stock, until the time of the effectiveness of the Company's registration statement covering the Company's initial public offering of equity securities with gross proceeds to the Company of at least $7,500,000 (an "IPO"), D. E. Shaw (or its representative) shall have the right to attend all meetings of the Company's Board of Directors in a nonvoting observer capacity, to receive notice of such meetings and to receive the information provided by the Company to the Company's Board of Directors; provided, however, that D. E. Shaw (or its representative) shall agree to hold all information so provided in accordance with the terms of the Mutual Non-Disclosure Agreement dated July 7, 1994; and, provided further, that the Company reserves the right to exclude D. E. Shaw (or its representative) from any meeting or portion thereof to which attendance by D. E. Shaw (or its representative) would adversely affect the attorney-client privilege between the Company and its counsel."

         3. Section 2.1 of the Investor Rights Agreement shall apply to each Purchaser as if it read as follows:

                  2.1 Restrictions on Transferability. All shares of capital stock of the Company held by the Holders (as hereinafter defined), including the Series A Preferred Shares and the shares of the Company's Common Stock issuable upon conversion of the Series A Preferred Shares, shall not be transferable, except upon the conditions specified in this
         Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act, or, in the case of Section 2.15 hereof, to assist in an orderly distribution, as the case may be. Each

         Holder will cause any proposed transferee of Restricted Securities (as hereinafter defined) held by that Holder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Section 2.

         4. The definition of "Restricted Securities" contained in Section 2.2 of Investor Rights Agreement shall be deemed to include the Series A Preferred Shares and the shares of the Company's Common Stock issuable upon conversion of the Series A Preferred Shares.

         5. The paragraph entitled "Registrable Securities" of Section 2.2 of the Agreement shall be deleted in its entirety and shall read as follows:

                  "Registrable Securities" shall mean (i) shares of the Company's Common Stock issued upon the automatic conversion of shares of each of the Series A, Series B, Series C and Series D Preferred Stock of the Company pursuant to an amendment to the Company's Certificate of Incorporation concurrently with the consummation of the Merger; (ii) shares of the Company's Common Stock issued to MSI common stockholders pursuant to the Merger Agreement; (iii) shares of the Company's Common Stock issuable upon the exercise of the Company's Common Stock purchase warrants issued to Technology Funding Secured Investors II ("TFSI"); (iv) shares of the Company's Common Stock issued to Teijin Limited pursuant to the Common Stock Purchase Agreement between the Company and Teijin Limited dated February 14, 1992; (v) shares of the Company's Common Stock issuable upon the exercise of common stock options and common stock purchase warrants issued by MSI to and held by the former MSI optionholders and MSI warrantholders assumed by the Company in connection with the Merger; (vi) the shares of the Company's Common Stock issued to the former stockholders of BioCAD Corporation pursuant to the Agreement and Plan of Merger dated May 27, 1994 by and among the Company, MSI Merger Corporation, BioCAD Corporation, Mayfield VI and Mayfield Associates, provided that such former stockholders of BioCAD Corporation are parties to this Agreement; (vii) the shares of the Company's Common Stock issuable upon conversion of the Company's Series A Convertible Preferred Stock issued to D. E. Shaw pursuant to the Series A Convertible Preferred Stock Purchase Agreement dated September _, 1994 between the Company and D.
         E. Shaw; and (viii) any shares of the Company s Common Stock issued in respect of the Common Stock set forth in clauses (i) - (vii) immediately above pursuant to any stock split, stock dividend, recapitalization or similar event."

         6. Except as otherwise amended herein, the other terms and provisions of the Investor Rights Agreement shall remain in full force and effect.

         7. This Amendment No. 3 may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 3 as of the date first above written.

MOLECULAR SIMULATIONS INCORPORATED          MSI SECURITYHOLDERS:

By: /s/ Michael J. Savage                   Patricia Schreiner-Engel
   -------------------------------          -----------------------------------
                                            Printed Name of MSI Securityholder
Name: Michael J. Savage
      -----------------                     By: Sept. 25, 1996
                                               --------------------------------
Title: President & CEO
       ---------------                      Name: Patricia Schreiner-Engel
                                                  -----------------------------

                                            Title:
                                                  -----------------------------

PURCHASERS:                                 MSI SECURITYHOLDERS:

D.E.SHAW INVESTMENT GROUP, L.P.             Peter Engel
                                            -----------------------------------
By: D. E. Shaw & Co., L.P.                  Printed Name of MSI Securityholder
Its General Partner
                                            By: /s/ Peter Engel
By: D.E. Shaw & Co., Inc.                      --------------------------------
Its General Partner
                                            Name:
By: /s/ David E Shaw                             ------------------------------
    ------------------------------
    David E. Shaw, President                Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            MacNeal Schwendler Corp.
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Louis A. Greco
                                               --------------------------------

                                            Name: Louis A. Greco
                                                 ------------------------------

                                            Title: Chief Financial Officer
                                                  -----------------------------
                                            *255,032 SHARES*

                                            MSI SECURITYHOLDERS:

                                            BOSTON SAFE DEPOSIT & TRUST COMPANY
                                             AS TRUSTEE FOR US WEST MAST TRUST
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ RICHARD J. GIBBONS JR.
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title: OFFICER
                                                  -----------------------------

                                                   SEPTEMBER 20, 1994

                                            MSI SECURITYHOLDERS:

                                            LYNXVALE LTD.
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ MRS. J.M. WOMACK
                                               --------------------------------

                                            Name: MRS. J.M. WOMACK
                                                 ------------------------------

                                            Title: DIRECTOR
                                                  -----------------------------

                                            MCI SECURITYHOLDERS:

                                            Banc Boston Ventures, Inc.
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Marcia T. Bates
                                               --------------------------------

                                            Name: Marcia T. Bates
                                                 ------------------------------

                                            Title: Director
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            InnoVen IV Corporation
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Gerald A. Lodge
                                               --------------------------------

                                            Name: Gerald A. Lodge
                                                 ------------------------------

                                            Title: Assistant Treasurer
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Stephen L. Mayo
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Stephen L. Mayo     9/21/94
                                               --------------------------------

                                            Name: Stephen L. Mayo
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            InnoVen III Corporation
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Raun J. Rasmussen
                                               --------------------------------

                                            Name: Raun J. Rasmussen
                                                 ------------------------------

                                            Title: Vice President
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Mayfield VI
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ W.S. Van Auhen
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title: General Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Mayfield Associates
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ W.S. Van Auhen
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title: General Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            /s/ A. Barr Dolan
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ A. Barr Dolan
                                               --------------------------------

                                            Name: A. Barr Dolan
                                                 ------------------------------

                                            Title: General Partner
                                                   Charter Ventures
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Jeffrey M. Wales
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Jeffrey M. Wales
                                               --------------------------------

                                            Name: Jeffrey M. Wales
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Barry D. Olafson
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Barry  D. Olafson
                                               --------------------------------

                                            Name: Barry D. Olafson
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            William A. Goddard III and
                                            Amelia Yvonne Correy Goddard
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By:/s/ Amelia Yvonne Correy Goddard
                                               --------------------------------

                                            Name: /s/ William Goddard III
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Teijin Limited
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Takehisa Tokunaga
                                               --------------------------------

                                            Name: Takehisa Tokunaga
                                                 ------------------------------

                                            Title: Manager, Information Systems
                                                     Business Division
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            American Consulting Corporation
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ P. Engel
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Michael J. Savage
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: Michael J. Savage
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            EGC II LIMITED PARTNERSHIP
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Charles A. Reid
                                               --------------------------------

                                            Name: EGC II LIMITED PARTNERSHIP BY
                                                   GENERAL PARTNER BALTIMORE
                                                   STREET
                                                 ------------------------------

                                            Title: CAPITAL III BY GENERAL
                                                     PARTNER
                                                    CHARLES A. REID
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Gregory E. Presson
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Gregory E. Presson
                                               --------------------------------

                                            Name: Gregory E. Presson
                                                 ------------------------------

                                            Title: Managing Director
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            ABS Ventures II Limited Partnership
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Bruns Grayson
                                               --------------------------------

                                            Name: Bruns Grayson
                                                 ------------------------------

                                            Title: Managing Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Brown Technology Associates Limited
                                            Partnership
                                            -----------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Bruns Grayson
                                               --------------------------------

                                            Name: Bruns Grayson
                                                 ------------------------------

                                            Title: General Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Kevin Cable
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Kevin Cable
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            KME Venture Capital L.P.
                                            By: Safat Ltd., its General Partner
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: Abdulwahab Al-Qatami
                                               --------------------------------

                                            Name: /s/ Abdulwahab Al-Qatami
                                                 ------------------------------

                                            Title: Attorney-In-Fact
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Irwin Lieber
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/Irwin Lieber
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Mellon Bank N.A., Master Trustee for
                                            Bell Atlantic Master Pension Trust
                                            (AS directed by Abbott Capital
                                            Management)
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Judith A. Manion
                                               --------------------------------

                                            Name: Judith A. Manion
                                                 ------------------------------

                                            Title: Assistant Officer
                                                  -----------------------------

                                            [Examined and Approved As to Form

                                                /s/ Jam Legal Department Seal]

                                            MSI SECURITYHOLDERS

                                            GC&H INVESTMENTS
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ John Cardoza
                                               --------------------------------

                                            Name: John L. Cardoza
                                                 ------------------------------

                                            Title: Executive Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            WS Investment Company 91C
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Linda G. Wilson
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title: Administrator
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            WS Investment Company 90A
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Linda G. Wilson
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title: Administrator
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            MENLO VENTURES III
                                            By: Menlo Management Partners,
                                            its General Partner

                                            By: /s/ Thomas H. Bredt
                                               --------------------------------

                                            Name: Thomas H. Bredt
                                                 ------------------------------

                                            Title: General Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Morgan Stanley Venture Capital
                                            Fund L.P.
                                            ---------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Guy de Chazal
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            /s/ Illegible
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Lee A. Dayton
                                               --------------------------------

                                            Name: /s/ Lee A. Dayton
                                                 ------------------------------

                                            Title: General Manager, Business
                                                   Development
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            International Business Machines
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Lee A. Dayton
                                               --------------------------------

                                            Name: /s/ Lee A. Dayton
                                                 ------------------------------

                                            Title: General Manager,
                                                   Business Development
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            CH Investment Partners
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Thomas J. Cable
                                               --------------------------------

                                            Name: Thomas J. Cable
                                                 ------------------------------

                                            Title: General Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            CH Partners IV
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Thomas J. Cable
                                               --------------------------------

                                            Name: Thomas J. Cable
                                                 ------------------------------

                                            Title: General Partner
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Human Factors, Inc.
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ James L. Thompson
                                               --------------------------------

                                            Name: James L. Thompson
                                                 ------------------------------

                                            Title: Corp. Secretary
                                                  -----------------------------

PURCHASERS:

/s/ Ralph Korpman
----------------------------------
Printed Name of Purchaser

By: /s/ Ralph Korpman
   -------------------------------

Name:
     -----------------------------

Title:
      ----------------------------

                                            MSI SECURITYHOLDERS:

                                            [Illegible]
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Charles R. Stetson, Jr.
                                               --------------------------------

                                            Name: Charles R. Stetson, Jr.
                                                 ------------------------------

                                            Title: President
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            SIF Limited Partnership
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Guy de Chazal
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            Patrick D. Coulter
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ PATRICK D. COULTER
                                               --------------------------------

                                            Name: P. Coulter
                                                 ------------------------------

                                            Title: Dr
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            CONTINENTAL TRUST CO CUST
                                            POLICEMEN'S ANNUITY & BENEFIT FUND
                                            OF CHGO
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ WILLIAM J. UHER
                                               --------------------------------

                                            Name: WILLIAM J. UHER
                                                 ------------------------------

                                            Title: Vice President
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: [/s/ Signature Illegible]
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: [/s/ Signature Illegible]
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                            MSI SECURITYHOLDERS:

                                            /s/ Steven Teig
                                            -----------------------------------
                                            Printed Name of MSI Securityholder

                                            By: /s/ Steven Teig
                                               --------------------------------

                                            Name: Steven Teig
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                       4